EXHIBIT 10.17

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LICENSE AGREEMENT

Dated as of October 28, 2008

By and Between

Lpath, Inc.

And

Merck KGaA

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(Continued)

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(Continued)

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(Continued)

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LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is dated as of October 28, 2008 (the “Effective Date”) by and between Lpath, Inc., a corporation organized under the laws of Nevada having its place of business at 6335 Ferris Square, Suite A, San Diego, California, United States of America (“Lpath”), and MERCK KGaA, a general partnership limited by shares organized under German law having a place of business at Frankfurter Strasse 250, 64293 Darmstadt, Germany (“Merck”). Lpath and Merck may each be referred to herein as a “Party” or, collectively, as “Parties.”

RECITALS:

WHEREAS, Lpath is a pharmaceutical company engaged in the discovery and development of the Compound (as hereinafter defined) and pharmaceutical products comprising the Compound (including Licensed Products, as hereinafter defined);

WHEREAS, Merck, through its Merck Serono division and its Affiliates (as hereinafter defined) is engaged in the research, development and commercialization of pharmaceuticals products, and Merck is interested in developing and commercializing Licensed Products comprising the Compound in the Field (as hereinafter defined); and

WHEREAS, Merck desires to license from Lpath and Lpath wishes to license to Merck, on an exclusive, worldwide basis, the right to develop and commercialize Licensed Products comprising the Compound for Indications (as hereinafter defined) and therapeutic areas in the Field.

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1                                “Adverse Event” means any serious untoward medical occurrence in a patient or subject who is administered a Licensed Product or Compound, but only if and to the extent that such serious untoward medical occurrence is required under applicable Laws to be reported to the FDA or any other Regulatory Authority.

1.2                                “Affiliate” shall mean, in relation to any Party, any Person who directly or indirectly controls, is controlled by, or is under common control with, such Party.  For purposes of this definition of Affiliate, “control” means: (a) ownership of

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more than *** of the voting rights, shares or other equity interest of the applicable entity; and/or (b) the power to direct or cause direction of all aspects of the management and policies of the applicable entity (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

1.3                                “Calendar Quarter” means each three (3) month period commencing January 1, April 1, July 1 or October 1.

1.4                                “Calendar Year” means the period beginning on the 1st of January and ending on the 31st of December of the same year.

1.5                                “Clinical Trial” means a clinical trial in human subjects that has been approved by a Regulatory Authority and is designed to measure the safety and/or efficacy of a Licensed Product.  Clinical Trials shall include Phase I Trials, Phase II Trials and Phase III Trials.

1.6                                “Change of Control” means (a) a transaction or series of related transactions that results in the sale or other disposition of all or substantially all of a Party’s assets; or (b) a merger or consolidation in which a Party is not the surviving corporation or in which, if a Party is the surviving corporation, the shareholders of such Party immediately prior to the consummation of such merger or consolidation do not, immediately after consummation of such merger or consolidation, own stock or other securities of the Party that possess a majority of the voting power of all of the Party’s outstanding stock and other securities and the power to elect a majority of the members of the Party’s board of directors; or (c) a transaction or series of related transactions (which may include without limitation a tender offer for a Party’s stock or the issuance, sale or exchange of stock of a Party) if the shareholders of such Party immediately prior to the initial such transaction do not, immediately after consummation of such transaction or any of such related transactions, own stock or other securities of the Party that possess a majority of the voting power of all of the Party’s outstanding stock and other securities and the power to elect a majority of the members of the Party’s board of directors; provided, that a Change of Control excludes (A) any transaction (or series of related transactions) in which the pre-transaction stockholders of the applicable Party own more than 50% of the outstanding capital stock or equity interests of the surviving or acquiring entity or its parent, and (B) bona fide equity financings of Lpath by financial investors (i.e., by investors that are not pharmaceutical companies).

1.7                                “*** Product” means a product containing the Licensed Product together with ***.

1.8                                “Commercialization” or “Commercialize” means any and all activities undertaken after Regulatory Approval of an NDA for a particular Licensed

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Product and that relate to the marketing, promoting, distributing, importing for sale, offering for sale, and selling of the Licensed Product, and interacting with Regulatory Authorities regarding the foregoing.  Commercialization shall also include Phase IV Studies.

1.9                                “Commercially Reasonable Efforts” means, (a) with respect to the efforts to be expended by any Party with respect to any objective, such reasonable, diligent, and good faith efforts as such Party would normally use to accomplish a similar objective under similar circumstances, and (b) with respect to any objective relating to Development or Commercialization of a Licensed Product by Merck, the application by Merck, consistent with the exercise of its prudent scientific and business judgment, of diligent efforts and resources to fulfill the obligation in issue, consistent with the level of efforts Merck would devote to a product at a similar stage in its product life as the Licensed Product and having profit potential and strategic value comparable to that of the Licensed Product, taking into account the following factors: scientific, development, technical, commercial and regulatory factors, target product profiles, product labeling, past performance, the regulatory environment and competitive market conditions in the therapeutic area safety and efficacy of a subject product, and the strength of its proprietary position, all based on conditions then prevailing. Commercially Reasonable Efforts will not mean that Merck commits that it will actually accomplish the applicable task.

1.10                          “Competing Product” means, with respect to Licensed Product, any therapeutic agent, whether a chemical or a biological entity, that ***. Notwithstanding the foregoing, the Parties agree that iSONEP™ and other Ocular Products, and products outside the Field, for purposes of this Agreement shall not be considered Competing Products.

1.11                          “Compound” means (a) sonepcizumab, a humanized monoclonal antibody having the sequence described in Schedule 1.11 in any formulation, (b) any human, murine, chimera or other version thereof), and/or (c) any modification, derivative, fragment or any conjugate of the compounds set forth in clauses (a) and (b) above, in each case which binds with, and scavenges or otherwise modulates the activity of, S1P.

1.12                          “Compulsory License” means a compulsory license under Lpath Technology obtained by a Third Party through the order, decree, or grant of a competent Governmental Body or court, authorizing such Third Party to develop, make, have made, use, sell, offer to sell or import a Competing Product or Licensed Product in any country in the Field in the Territory.

1.13                          “Confidential Information” of a Party means such Party’s confidential information relating to its business, operations and products, including but not limited to, any technical information, Know-How, trade secrets, or inventions

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(whether patentable or not) that it discloses to the other Party under this Agreement.

1.14                          “Controlled” means, with respect to (a) Patent Rights, (b) Know-How or (c) biological, chemical or physical material, that the Party or one of its Affiliates owns or has a license or sublicense to such right, item, or material (and additionally, in the case of material, has the right to physical possession of such material) and has the ability to grant a license or sublicense to such right, item or material as provided for in this Agreement without:  (i) violating the terms of any agreement or other arrangement with any Third Party; or (ii) the granting Party being required (except in the case of the Existing Third Party Agreement) to pay royalties or any other consideration to any Third Party that would not have been required to be paid by the granting Party to such Third Party had the right or license not been provided to the other Party under this Agreement, unless the Party receiving the license or sublicense hereunder agrees in writing to bear all such payment obligations to such Third Party.  It is understood and agreed that such reimbursements shall be taken into account for purposes of Section 5.10(a).

1.15                          “Cover”, “Covering” or “Covered” means, with respect to a Licensed Product, that the using, selling, or offering for sale of such Licensed Product would, but for ownership of, or a license granted under this Agreement to the relevant Patent Rights, infringe a Valid Claim of the relevant Patent Rights in the country in which the activity occurs.

1.16                          “Development” or “Develop” means, with respect to a Licensed Product, the performance of all pre-clinical and clinical development (including, without limitation, toxicology, pharmacology, test method development and stability testing, process development, formulation development, quality control development, statistical analysis, Clinical Trials (excluding Clinical Trials post-Regulatory Approval of an NDA for the applicable Licensed Product), and manufacturing and regulatory activities that are required to obtain Regulatory Approval of such Licensed Product in the Territory under this Agreement.

1.17                          “Development Plan” means the outline of the development plan for Licensed Product attached to this Agreement as Schedule 1.17, or a modified or amended version of such development plan as permitted herein.

1.18                          “Development Transfer Date” shall mean the first date on which Merck has (on or before such date): (i) delivered to Lpath a Development Transfer Notice in accordance with this Agreement; (ii) made payment of the first installment of the development transfer fee in accordance with Section 5.4(a) herein; and (iii) made payment of any unpaid Development Milestone and any unpaid monthly funding in accordance with Section 5.5 herein.

1.19                          “EMEA” means the European Medicines Agency or any successor agency.

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1.20                          “Existing Third Party Agreement(s)” means the Agreement(s) set forth on Schedule 1.20 hereto.

1.21                          “FDA” means the United States Food and Drug Administration, or a successor federal agency thereto.

1.22                          “Field” means all *** uses for any human *** disease or condition; provided, however, that the Field shall exclude (x) all *** uses for any human *** ocular Indications and (y) all non-in-vivo diagnostic uses for any human*** cardiovascular Indication.

1.23                          “First Commercial Sale” means, with respect to a Licensed Product in any country, the first commercial transfer, or disposition, for value of such Licensed Product in such country to a Third Party by Merck, an Affiliate of Merck or a Sublicensee, after all Regulatory Approvals for an NDA (or other applicable approvals in the case of Licensed Products for diagnostic uses in the Field) have been obtained in such country.

1.24                          “Governmental Body” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (d) multi-national or supranational organization or body; or (e) individual, entity, or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

1.25                          “IND” means an investigational new drug application filed with the FDA or the equivalent application or filing filed with any equivalent agency or Governmental Body outside the United States (including any supra-national entity such as in the European Union) for approval to commence Clinical Trials in such jurisdiction, and including all regulations at 21 CFR § 312 et. seq. and equivalent foreign regulations.

1.26                          “Indication” means a generally acknowledged disease or condition, a significant manifestation of a disease or condition, or symptoms associated with a disease or condition or a risk for a disease or condition.  For the avoidance of doubt, all variants of a single disease or condition (whether classified by severity or otherwise) shall be treated as the same Indication.  Notwithstanding the foregoing and only with respect to non-diagnostic oncology-related milestone payments set forth in Section 5.6.1, “Indication” as used in the table of Section 5.6.1 shall mean

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a specific disease indication differentiated by tumor types (as opposed to different labels within the same tumor types).

1.27                          “Initial Development Period” means the period of twelve (12) months from the Effective Date, together with any extension thereof.

1.28                          “Initiation” of a Clinical Trial means the ***dosing***patient*** such Clinical Trial.

1.29                          “iSONEP” means the ocular formulation of sonepcizumab which Lpath is developing, as of the Effective Date, for ocular Indications under the trademark iSONEP™.

1.30                          “Know-How” means any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including, without limitation, discoveries, inventions, trade secrets, databases, practices, protocols, regulatory filings, methods, processes, techniques, biological and other materials, reagents, specifications, formulations, formulae, data (including pharmacological, biological, chemical, toxicological and clinical information) analytical, quality control, and stability data, studies and procedures), and manufacturing process and development information, results and data, whether or not patentable, all to the extent not claimed or disclosed in a patent.  “Know How” excludes Patent Rights.

1.31                          “Knowledge” means, with respect to a matter that is the subject of a given representation, or warranty of Lpath, the knowledge, information or belief that any officer or director of Lpath, or such other employee of Lpath who would reasonably be expected to have knowledge of the matter in question, has, or should reasonably be expected to have, with respect to the relevant subject matter. “Knowingly” means with Knowledge.

1.32                          “Law” or “Laws” means all applicable laws, statutes, rules, regulations, ordinances and other pronouncements having the binding effect of law of any Governmental Body.

1.33                          “Licensed Product” means any pharmaceutical product (including without limitation any diagnostic product) containing or comprising the Compound in any formulation designed and intended for use in and for the Field.  For clarity, Licensed Product shall exclude (a) any pharmaceutical product (including pharmaceutical products comprising sonepcizumab) in a formulation designed and intended for use with respect to human *** ocular Indications and (b) any diagnostic product outside the Field.

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1.34                          “Lpath Current Phase I Trial” means the Phase I Trial that Lpath is conducting as of the Effective Date, a Phase I Trial with the number LT1009-ONC-001, and the title “A Multicenter Open Label Single Arm Phase I Dose Escalation Study of ASONEP (sonepcizumab-LT1009) Administered as a Single Agent Weekly to Subjects with Refractory Advanced Solid Tumors”, or modifications or amendments thereto in accordance with the Development Plan then in effect.

1.35                          “Lpath Know-How” means all Know-How that is (i) Controlled by Lpath as of the Effective Date or thereafter during the Initial Development Period and is necessary or useful, and (ii) Controlled by Lpath after the termination of the Initial Development Period, but during the Term of this Agreement that is reasonably necessary, in the research, Development, manufacture, use, or Commercialization of the Licensed Products as such Licensed Products exist at the termination of the Initial Development Period.

1.36                          “Lpath Materials” means all chemical, biological or physical materials Controlled by Lpath as of the Effective Date or thereafter during the Initial Development Period which are necessary or useful in the research and Development of the Licensed Products as such Licensed Products exist at the termination of the Initial Development Period.

1.37                          “Lpath Patents” means the Patent Rights set forth on Schedule 1.37 hereto and all other Patent Rights that are (i) Controlled by Lpath as of the Effective Date or during the Initial Development Period and that are necessary or useful for the manufacture, use, or sale of the Licensed Products in and for the Field or (ii) Controlled by Lpath after the termination of the Initial Development Period, but during the Term of this Agreement, that are reasonably necessary for the manufacture, use, or sale of Licensed Products in and for the Field, as such Licensed Products are manufactured and formulated by Lpath as of the end of the Initial Development Period.  To the Knowledge of Lpath, The Patent Rights set forth on Schedule 1.37 constitute all such Patent Rights Controlled by Lpath as of the Effective Date.

1.38                          “Lpath Technology” means the Lpath Patents, the Lpath Know-How and the Lpath Materials.  In the event that Lpath undergoes a Change of Control, then: (a) Lpath Technology shall continue to include all Lpath Technology Controlled by Lpath immediately prior to such Change of Control, (b) Lpath Technology shall not include or be deemed to include any Patent Rights or other intellectual property rights owned or Controlled by the entity acquiring Lpath (the “Acquirer”) or any Affiliate of Acquirer prior to such Change of Control, or thereafter developed or made by Acquirer or its Affiliates independently of Merck, except to the extent claiming (X) the composition of matter of any Compound Developed by Lpath prior to, or during, the Initial Development Period and/or (Y) the use of Licensed Product(s) in the Field.

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1.39                          “Major Market(s)” means any of *** and ***.

1.40                          “Major Market Countries ***” means *** and ***.

1.41                          “Merck Competitor” means any company that (itself or through an Affiliate) markets or sells any antibody product that binds to, and scavenges or otherwise modulates the activity of, S1P, or any other product that binds to, and scavenges or otherwise modulates, S1P, which antibody product or other product is, or could reasonably be expected to be (taking into account applicable labeling and regulatory approvals), in competition with any Licensed Product for non-diagnostic uses in the Field.

1.42                          “NDA” means a New Drug Application filed pursuant to the requirements of the FDA, as more fully defined in 21 CFR.§ 314.3 et seq, a Biologics License Application filed pursuant to the requirements of the FDA, as more fully defined in 21 CFR § 601, and any equivalent application filed in any country in the Territory, together, in each case, with all additions, deletions or supplements thereto.

1.43                          “NDA Acceptance” means the receipt of notice from the relevant Regulatory Authority that an NDA for the Licensed Product has met all the criteria for filing acceptance.

“Net Sales” means the ***If a Licensed Product is sold in the form of ***then for the purpose of calculating royalties owed under this Agreement on sales of the Combination Product, Net Sales shall be ***

1.45                          “Ocular Product” means iSONEP and any other pharmaceutical product containing or comprising the Compound that is formulated and intended for use for ocular Indications.

1.46                          “Out-of-Pocket Expenses” means expenses actually paid by Lpath to any Third Party which is either (i) not an Affiliate of Lpath, or (ii) is an Affiliate of Lpath where such payment is limited to reimbursing such Affiliate with such expenses actually paid by such Affiliate to a Third Party which is not an Affiliate

1.47                          “Patent Right” means: (a) an issued or granted patent, including any extension, supplemental protection certificate, registration, confirmation, reissue, reexamination, extension or renewal thereof; (b) a pending patent application, including any continuation, divisional, continuation-in-part, substitute or provisional application thereof; and (c) all counterparts or foreign equivalents of any of the foregoing issued by or filed in any country or other jurisdiction.

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1.48                          “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or agency or political subdivision thereof.

1.49                           “Phase I Trial” means a clinical trial in which the Licensed Product is administered to human subjects (which may include multiple dose levels) with the primary purpose of determining safety, metabolism, and pharmacokinetic and pharmacodynamic properties of the Licensed Product, and consistent with 21 CFR § 312.21(a).

1.50                          “Phase II Trial” means a clinical trial of the Licensed Product in human patients, the principal purposes of which are to make a preliminary determination that the Licensed Product is safe for its intended use, to determine its optimal dose, and to obtain sufficient information about the Licensed Product’s efficacy to permit the design of Phase III Trials, and consistent with 21 CFR 312.21(b).

1.51                          “Phase III Trial” means a human clinical trial of the Licensed Product, which trial is designed (a) to establish that the Licensed Product is safe and efficacious for its intended use; (b) to define warnings, precautions and adverse reactions that are associated with the Licensed Product in the dosage range to be prescribed; and (c) consistent with 21 CFR § 312.21(c).

1.52                          “Phase IV Studies” means a study or data collection effort for the Licensed Product that is initiated in the Territory after receipt of Regulatory Approval for the Licensed Product.

1.53                          “Price Approvals” means in those countries in the Territory where Regulatory Authorities may approve or determine pricing and/or pricing reimbursement for pharmaceutical products, such approval or determination.

1.54                          “Regulatory Authority” means (a) the FDA, (b) the EMEA or the European Commission, or (c) any regulatory body with similar regulatory authority over pharmaceutical or biotechnology products in any other jurisdiction anywhere in the world.

1.55                          “Regulatory Approval” means, with respect to a given Licensed Product, any and all approvals, licenses, registrations, or authorizations of the relevant Regulatory Authority (including Price Approvals), necessary for the Development and/or Commercialization of such Licensed Product in a particular country or jurisdiction.  For the avoidance of doubt, Regulatory Approval in the United States shall be deemed to occur upon approval of the applicable NDA (as defined above) in the United States, and shall not be construed to require a determination or approval of reimbursements by government-funded programs such as, for example, Medicare reimbursements, VA reimbursements, and the like.

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1.56                          “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period from the First Commercial Sale of a Licensed Product until the latest of (a) the last date on which the Licensed Product is Covered by a Valid Claim within the Lpath Patents in such country, and (b) ten (10) years after First Commercial Sale of such Licensed Product in such country.

1.57                          “S1P” means the target sphingosine-1-phosphate.

1.58                          ***.

1.59                          “Territory” means all countries of the world.

1.60                          “Third Party” means any Person other than Lpath, Merck or Affiliates of either of them***.

1.61                          “Third Party License Agreement” means any agreement entered into with a Third Party, by Merck or its Affiliates ***, or any amendment or supplement thereto, whereby royalties, fees or other payments are to be made to the Third Party in connection with the grant of rights under intellectual property rights owned or Controlled by a Third Party that are necessary for, or used in, the manufacture, use or sale a Licensed Product.

1.62                          “Transitional Development Costs” means Lpath’s reasonable Out-of-Pocket Expenses incurred by Lpath after the Development Transfer Date that are directly and solely attributable to the achievement of work or activities performed by or on behalf of Lpath after the Development Transfer Date toward the completion of the On-Going Trial.

1.63                          “USD” or “$” means the lawful currency of the United States of America.

1.64                          “Valid Claim” means a claim of an issued and unexpired patent that has not lapsed or been revoked, abandoned or held unenforceable or invalid by a final decision of a court or governmental or supra-governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, reexamination or disclaimer or otherwise.

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1.65                          Other Terms.  The definition of each of the following terms is set forth in the section of the Agreement indicated below:

Term	Section Defined
“Adverse Experience”	4.3(a)
“Affected Area”	10.10
“Agreement”	preamble
“Asia”	3.14(b)(3)
“Aeres Agreement”	2.2(b)
“Aeres IP”	2.2(b)
“Cease”	3.14(b)(2)
“Controlling Party”	6.7(c)
“Core Countries”	6.5(a)
“Development Milestone 1,”	5.3
“Development Milestone 2,”	5.3
“Development Milestone 3,”	5.3
“Development Milestone 4”	5.3
“Development Support”	3.10
“Development Transfer Notice”	3.3
“Enforcement Action”	6.6(a)
“Europe”	3.14(b)(3)
“Executive Officers”	11.2
“Existing Product”	5.3
“Infringing Activities”	6.6(a)
“Initiate” and “Initiating”	6.6(a)
“Inventions”	6.3(b)
“***”	6.3(b)
“***”	6.5(d)
“Joint Steering Committee”; “JSC”	3.2
“Lpath”	preamble
“Lpath ***”	3.11(b)
“Lpath Indemnitees”	9.1
“Lpath Pipeline Product”	2.7
“Manufacturing Support”	3.13
“Manufacturing Technology Transfer”	3.8
“Manufacturing Technology Transfer Plan”	3.8
“Marks”	3.16
“Merck”	preamble
“Merck Indemnitees”	9.2
“Merck Trial Monitor”	3.5
“Negotiation Notice”	2.7
“Negotiation Right Term”	2.7
“North America”	3.14(b)(3)
“On-Going Trial”	3.5
“Party”; “Parties”	preamble
“Patent Challenge”	2.10
“Proposed Agreement”	2.8
“Prosecuting Party”	6.5(d)
“Prosecution and Maintenance”	6.5(a)
“Refusal Right Termination Date”	2.8
“North America”	3.14(b)(3)
“Resulting Product”	5.3
“Serious Adverse Experience”	4.3(b)
“Support”	2.10
“Technology Transfer Plan”	3.7
“Term”	10.1
“Third Party Action”	6.7(a)

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1.66                          Interpretation.  The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.  Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto.  Unless context otherwise clearly requires, whenever used in this Agreement:  (i) “include” or “including” shall be construed as if followed by the words “but not limited to” or “without limitation” or words of similar import; (ii) the word “or” shall be construed as the inclusive meaning identified with the phrase “and/or;” (iii) provisions that require that a Party, the Parties or any committee or team hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, written approval of minutes or otherwise; and (iv) references to any specific Law or article, section or other division thereof shall be deemed to include the then-current amendments thereto or any replacement Law thereof.  This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.

ARTICLE 2
LICENSES AND OTHER RIGHTS

2.1                                Grant of License to Merck. Subject to the terms and conditions of this Agreement, Lpath hereby grants to Merck an exclusive (even as to Lpath, other than for activities to be conducted by Lpath under this Agreement), worldwide, royalty-bearing license and sublicense, as applicable, (with the right to sublicense subject to the provisions of Section 2.3) under the Lpath Technology to research, Develop, make, have made, import, export, use and Commercialize Licensed Products solely in and for the Field in the Territory.

2.2                                Limited Lpath Rights; Existing Third Party Agreements.

(a)          It is understood and agreed that with respect to any aspect of the Lpath Technology for which Lpath has less than fully exclusive, worldwide rights (i.e., co-exclusive, non-exclusive, limited territorial and/or otherwise restricted rights), the license provided in Section 2.1 shall be limited to the scope of those rights that Lpath and/or its Affiliates Controls and has the right to sublicense to Merck.

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(b)         With respect to the Patent Rights and other rights that are licensed or conveyed to Lpath under the Existing Third Party Agreements and sublicensed to Merck hereunder, it is understood and agreed that the terms of this Agreement shall be subject and subordinate to the terms and provisions of the applicable Existing Third Party Agreement, including Section 4.8 of the Research Collaboration Agreement between Aeres Biomedical Limited (“Aeres”) and Lpath dated August 2, 2005 (the “Aeres Agreement”).

2.3                                *** Merck.  Merck shall have the right to grant sublicenses subject to the following conditions:

***

2.4                                Exclusivity.  In partial consideration for the licenses and rights conveyed herein, each Party covenants, on its own behalf and on behalf of its Affiliates, not to develop, make, have made, sell, or have sold, during the Term of this Agreement, any antibody product that, *** nor enter into any relationship with any Third Party with respect to such activities, except as such activities relate to the Development and Commercialization with respect to Compound and Licensed Product pursuant to this Agreement; provided, however, that nothing herein shall prevent Lpath and its Affiliates and its Third Party licensees from researching, Developing, manufacturing, distributing, marketing, selling or otherwise Commercializing Ocular Products (including the drug known as of the Effective Date as iSONEP™, or other Ocular Products comprising sonepcizumab), or other products containing Compounds, in each case for use outside the Field in any country of the Territory, or from licensing one or more Third Parties to do the same.  As used herein, “antibody product” includes any ***.  The aforementioned restrictions (i) shall remain in effect in the event of a Change of Control of Lpath involving a Merck Competitor, but shall not apply with respect to any Competing Product described in Section 10.6 which Lpath elects to retain (and does not discontinue and cease development), subject to the terms and conditions set forth in Section 10.6, and (ii) shall otherwise apply to any successor to, or assignee of, either Party.

2.5                                 No Use for Ocular Indications; No Use for Other Products.  Merck covenants and agrees that Merck and its Affiliates and Sublicensees shall not, during the Term of this Agreement, Develop or Commercialize any ocular formulation of any Compound or Licensed Product for use outside the Field, including for ocular Indications, and shall not seek Regulatory Approval of any Compound or Licensed Product for treatment, prevention or palliation of ocular Indications.

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Merck and its Affiliates shall not Develop or Commercialize (or license or authorize any Third Party to Develop or Commercialize) any Compound other than as a Licensed Product in the Field pursuant to the terms and conditions of this Agreement.

2.6                                Licenses to *** and ***.  For the avoidance of doubt, the license to Merck under the Lpath Technology set forth in Section 2.1 includes a license under ***.  *** hereby grants to *** an ***, to practice any and *** *** to research, Develop, make, have made, import, export, use and Commercialize Ocular Products and other products containing Compounds, in each case outside the Field.

2.7                                Right of First Negotiation.  In the event that Merck (a) delivers a Development Transfer Notice to Lpath and (b) makes the corresponding payments to Lpath, all in accordance with the timelines and provisions of this Agreement, then Lpath shall grant to Merck, for a period of *** from delivery of the Development Transfer Notice (the “Negotiation Right Term”), an exclusive right of first negotiation to acquire an *** license under Lpath’s Patent Rights and Know-How to develop, make, have made, import, export, use, offer for sale and sell products comprising Lpath’s next most advanced antibody product (exclusive of any Ocular Product) that is Controlled by Lpath within Lpath’s development pipeline for (among other Indications) oncology (the “Lpath Pipeline Product”), as follows:  (i) Lpath will provide notice (a “Negotiation Notice”) before it enters into term sheet stage negotiations with a Third Party during the Negotiation Right Term with respect to the Lpath Pipeline Product, and in such event within *** the Parties shall commence negotiations, unless Merck notifies Lpath that Merck does not wish to enter into such negotiations; (ii) such negotiations shall continue for up to *** following the Negotiation Notice, or such longer period as the Parties may agree; (iii) if Lpath and Merck do not reach agreement within such *** period, or such longer period as the Parties may agree, Lpath’s obligations under this Section 2.7 shall terminate, and Lpath may thereafter enter into any agreement with any Third Party with respect to development, manufacture and commercialization of the Lpath Pipeline Product, or pursue such product itself, without further obligation to Merck under this Section 2.7.  For clarity, and notwithstanding the foregoing, the right of first negotiation set forth in this Section 2.7 shall not apply with respect to any antibody, molecule or product with respect to which Lpath or its Affiliate has granted any Third Party an option, license or other right to commercialize, or to obtain commercial rights, prior to the Development Transfer Date.

2.8                                Right of First Refusal.  In the event that (a) Merck has paid to Lpath under this Agreement an amount equal to or greater than USD ***($***), and (b) the Agreement terminates pursuant to Section 10.3 for Merck’s failure to deliver a Development Transfer Notice, or pursuant to Section 10.2 prior to the end of the Initial Development Period, and (c) the reason for such termination is (1) failure

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to achieve one or more of the Development Milestones described in Section 5.3, or (2) that the Licensed Product otherwise fails in clinical development such that moving the Licensed Product forward into Phase II clinical development is not viable, then Merck shall have, for a period of *** following termination (the “Refusal Right Termination Date”), a right of first refusal to the Lpath Pipeline Product.  The Parties agree that a “Right of First Refusal” as used herein shall mean that, in the event that Lpath negotiates with any Third Party rights to the Lpath Pipeline Product (whether by way of conveying a license, option or other right to obtain development or commercial rights with respect to the Lpath Pipeline Product), then Lpath shall notify Merck in writing prior to entering into any such Third Party agreement and, before Lpath enters into any such agreement with a Third Party, shall offer to Merck the right to enter into such Third Party agreement on the same terms and conditions as it would be entered into by Lpath and such Third Party, such offer to be accompanied by a proposed written agreement therefor (a “Proposed Agreement”) and all information in Lpath’s control as is reasonably necessary or useful for Merck to evaluate its interest in the Lpath Pipeline Product available for license (including information and data regarding safety, efficacy, toxicity, potential side effects and any and all marketing approval filings).  In the event that Merck does not exercise its right of first refusal within *** after such complete offer, then Lpath shall be free to grant the license to such Third Party under the terms so offered to Merck.  In the event that Lpath offers a Proposed Agreement to Merck prior to the Refusal Right Termination Date and Merck does not exercise its right to enter into the Proposed Agreement within the applicable *** period, and Lpath and the applicable Third Party (i.e., the same Third Party with which Lpath negotiated the terms and conditions that were offered in the applicable Proposed Agreement that was offered to Merck) subsequently, but prior to the date that is *** after the Refusal Right Termination Date, negotiate different terms and conditions that are, overall, more favorable to such Third Party than those offered to Merck in the Proposed Agreement, then Lpath shall have to offer a right of first refusal to Merck again before entering into such agreement with such Third Party or any of its Affiliates, and the provision described above shall be applied again (but shall not be applied, or construed to apply, in a manner that extends any obligations of Lpath hereunder beyond the date that is *** after the Refusal Right Termination Date).  Lpath shall have no further obligation to Merck whatsoever pursuant to this Section 2.8 after the date that is *** after the Refusal Right Termination Date.  In addition, Lpath shall have no further obligation to Merck pursuant to this Section 2.8 after the Refusal Right Termination Date except as expressly set forth above with respect to a Proposed Agreement that has been offered by Lpath to Merck on or before the Refusal Right Expiration Date.  For clarity, the Right of First Refusal set forth in this Section 2.8 shall only apply with respect to a single Lpath Pipeline Product, and if at any time Merck and Lpath enter into an agreement whereby Merck obtains a license, option or other right with respect to

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an Lpath Pipeline Product, the provisions of this Section 2.8 shall not apply with respect to any other Lpath product.

2.9                                Retained Rights; No Implied Rights.  Lpath expressly retains all rights with respect to the research, Development, manufacture, import, export, use and Commercialization in the Territory of Ocular Products (including the drug product iSONEP™ and any other ocular formulations of sonepcizumab, as well as uses of sonepcizumab for any and all ocular Indications) and other product containing Compounds for use outside the Field, and grants no rights to Merck under this Agreement with respect to the foregoing.  Each Party acknowledges that the rights and licenses granted under this Article 2 and elsewhere in this Agreement are limited to the scope expressly granted.  Accordingly, except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party.  All rights with respect to Know-How, Patent Rights or other intellectual property rights that are not specifically granted herein are reserved to the owner thereof.

2.10                          Patent Challenges.  In partial consideration for the licenses granted herein, Merck agrees that it shall not, and shall ensure that its Affiliates do not, at any time during the Term of this Agreement, commence, participate in or actively support in any way (“Support”) any challenge to the validity, enforceability, or claim construction of any claim within the Lpath Patents, or coverage of Licensed Products by the Lpath Technology (each, a “Patent Challenge”).   In any event, and independent of the foregoing, if at any time during the Term of this Agreement Merck or any of its Affiliates commences, participates in, or Supports any Patent Challenge, Lpath may terminate this Agreement in its entirety, such termination effective immediately upon written notice to Merck.

ARTICLE 3

PRODUCT DEVELOPMENT AND COMMERCIALIZATION

3.1                                Development during Initial Development Period and its Extension.  Notwithstanding the exclusive license grant by Lpath to Merck pursuant to Article 2 above, during the Initial Development Period, Lpath shall use Commercially Reasonable Efforts to Develop the Licensed Product for non-diagnostic uses in accordance with the Development Plan.  Prior to the Development Transfer Date, in the event that Clinical Trial data, Adverse Events, or other causes out of the reasonable control of Lpath cause compliance with the then-current Development Plan to be no longer feasible using Commercially Reasonable Efforts, Lpath may modify, revise or amend the Development Plan as reasonably required to accommodate such circumstances, provided that Lpath shall not make any change to the Development Plan that materially affects (in an adverse manner) the Development of Licensed Products for *** uses in the Field

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without the prior consultation, advice and approval of Merck, not to be unreasonably withheld, conditioned or delayed; provided, however, that Merck’s approval shall not be required for changes made to the Lpath Current Phase I Trial (or any Ongoing Trial) to comply with the direction of Lpath’s clinical advisory board.  In addition, if one or more of the milestones set forth in Section 5.3 is not achieved and Merck has not provided the Development Transfer Notice described in Section 3.3, then Lpath may elect not to acquire supplies of Licensed Products for the conduct of Phase II (or later stage) Clinical Trials, and may amend or modify the Development Plan accordingly, without the prior approval of Merck; provided, however, that Lpath shall notify Merck in writing if Lpath so elects not to acquire such clinical trial supplies and, if requested in writing by Merck (which request may be made at Merck’s sole discretion), Lpath shall use Commercially Reasonable Efforts to obtain such clinical supplies for Phase II (or later stage) Clinical Trials at Merck’s expense.  During the period prior to the Development Transfer Date, Lpath shall propose to Merck in writing any and all material changes to the Development Plan requiring Merck’s approval, and Merck shall review such proposed change and respond, including a statement of Merck’s approval or disapproval of such proposed change, within ten (10) days.  In the event that Merck withholds, conditions or delays its approval of a proposed change to the Development Plan, and Lpath disputes whether such withholding, condition or delay is reasonable, such matter shall be resolved in accordance with Section 11.4 (unless earlier resolved by the Parties in accordance with Section 11.2).  With respect to the Licensed Product Merck shall fund Lpath Development activities through monthly payments to the extent set forth in Article 5 below.  Further, the Parties acknowledge that Development Milestone 1, Development Milestone 2, Development Milestone 3 and Development Milestone 4 shall, upon their accomplishment, trigger certain payments (as set forth in Article 5 below).  Merck shall have the right, at its choice, to extend the Initial Development Period for one (1) additional period which additional period shall be between one (1) and six (6) months (so that the maximum of the Initial Development Period shall be eighteen (18) months) by sending a written notice to Lpath any time during the Initial Development Period, but no later than one (1) month prior to the expiration of the Initial Development Period.  The Parties acknowledge that any such extension shall require additional funding by Merck to the extent set forth in Article 5 below.

3.2                                Joint Steering Committee during Initial Development Period.  Promptly following the Effective Date, and for a period of *** after the ***, the Parties shall establish and maintain a joint steering committee (“JSC”).

(a)                                  Composition of the Joint Steering Committee.  The JSC shall consist of no more than three (3) representatives of each Party who shall be designated by each Party promptly after the Effective Date.  A representative designated by *** shall have the chair of the JSC.  The Parties may appoint substitutes or alternates

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for the JSC members at any time by written notice.  The representatives shall have appropriate technical credentials, experience and knowledge, and sufficient authority to ensure acceptance and execution of JSC decisions within their organizations.

(b)                                 JSC Meetings and Meeting Minutes.  The JSC shall meet at least every *** either in person at a place mutually agreed among the JSC members or by means of a telephone— or video-conference.  The JSC may also act without a formal meeting by a written memorandum signed by the JSC members. Such additional meetings shall be held, or action without a meeting shall be taken, whenever either Party calls for any action by the JSC. Representatives of each Party other than the JSC members may attend JSC meetings at the invitation of either Party with the prior approval of the other Party, which approval shall not be unreasonably withheld.  The chairman of the JSC shall be responsible for keeping accurate minutes of its deliberations which record all proposed decisions and all actions recommended or taken.

(c)                                  Quorum; Voting; Decisions.  At each JSC meeting, at least one (1) member appointed by each Party present in person or by telephone shall constitute a quorum. The JSC shall attempt to make all decisions by consensus taking all JSC members suggestions, opinions and proposals into good faith consideration. In the event that the JSC is unable to resolve any matter before it as set forth above, each Party shall designate a senior executive officer with authority to resolve such matter, and such designated executive officers of the Parties shall meet (in person or by telephone) to attempt to reach agreement promptly, but in no event later than twenty-one (21) days, following written request of either Party for such meeting.  If, following any such meeting, the matter has not been resolved, then Lpath shall have the right to decide such matter with respect to matters arising prior to the Development Transfer Date, and Merck shall have the right to decide such matter with respect to matters arising after the Development Transfer Date, in each case only after good faith consideration of the arguments brought forward by all JSC members, including the JSC members designated by the other Party; provided, however, that: (i) neither Party shall have the authority to unilaterally (i.e., without the other Party’s consent) make a decision in a manner (x) that is inconsistent with the express terms and conditions of this Agreement or (y) that unilaterally requires the other Party to undertake activities that such other Party has not agreed to perform; and (ii) Merck shall not have the authority to unilaterally (i.e., without Lpath’s consent) halt, alter, amend or revise the conduct of any On-Going Clinical Trial during the period prior to complete transfer of responsibility for all activities and costs for performing such Clinical Trial from Lpath to Merck.

(d)                                 Expenses.  Lpath and Merck shall each bear all expenses of their respective JSC members related to their participation on the JSC.

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(e)                                  Role and Responsibilities of the JSC.  The JSC shall provide the basis for Lpath and Merck to openly share all information and data relevant for the Development of Licensed Product in the Field, in particular the progress made by Lpath in accomplishing Development Milestones 1 through 4, and including (for the avoidance of doubt) sharing of data and results related to Licensed Products which were obtained by Lpath before the Effective Date but following the completion of Merck’s due diligence review.  The JSC shall also serve as the forum for revising, expanding and fine-tuning the Development Plan with the aim of progressing the Development of Licensed Product in and for the Field, including the goal of facilitating applicable Phase II Trials.  The JSC shall further oversee, coordinate and approve the Parties’ Development activities during the Initial Development Period, and also certain Development activities that Merck may want to perform during the Initial Development Period.  Lastly, for the *** period following the ***, the JSC shall oversee and coordinate the Parties’ Development transfer activities.

3.3                                Development Transfer Notice.  Merck shall have the right, any time during the Initial Development Period but no later than *** before the last day of the Initial Development Period (as extended pursuant to the terms of this Agreement), to notify Lpath in writing of its decision to take over from Lpath and transfer all Development activities to Merck, whether to Merck directly or to a Third Party designated by Merck (the “Development Transfer Notice”).  Unless Merck both (a) provides Lpath with a Development Transfer Notice as specified in this Section 3.3 by the specified deadline and (b) makes the payments to Lpath pursuant to Section 5.4(a) and 5.5 herein, Lpath shall not be obligated to transfer Development of the Licensed Product to Merck, and this Agreement shall immediately terminate upon expiration of the Initial Development Period pursuant to Section 10.3 (Termination for No Delivery of Development Transfer Notice).

3.4                                Development upon Development Transfer Notice.  From and after the Development Transfer Date Merck shall have the exclusive right during the Term to research and Develop the Licensed Product in the Field and to conduct (either itself or through its Affiliates, agents, subcontractors ***) all Clinical Trials and non-clinical studies Merck believes appropriate to obtain Regulatory Approval for the Licensed Product in any Indication within the Field.  The Development of each Licensed Product shall be governed by a development plan that describes the proposed overall program of Development (the “Development Plan”), which Development Plan will be updated by Merck at least *** after the Development Transfer Date.  Following the Development Transfer Date and thereafter during the Term of this Agreement, Merck (i) shall have the sole right and responsibility for preparing the Development Plan for each Licensed Product, and (ii) shall have the sole decision-making authority regarding each Development Plan and the Development of each Licensed Product in the Field, including the determination

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of which Indications to pursue in Development, in each case consistent with the terms and conditions of this Agreement.

3.5                                Clinical Trial On-Going as of the Development Transfer Date. Following the Development Transfer Date, the Parties shall use Commercially Reasonable Efforts to transition to Merck, as quickly as reasonably possible, the conduct of any Clinical Trial in the Field initiated by Lpath (i.e., for which at least one human subject has been dosed) prior to the Development Transfer Date and on-going as of the Development Transfer Date (an “On-Going Trial”).  To facilitate continued Development of the Product during the transition, Lpath shall continue, and shall use Commercially Reasonable Efforts to continue, the conduct of any On-Going Clinical Trial as Merck may reasonably request, and at Merck’s expense as further specified in Section 3.6, until such time as Merck is able to take responsibility for the conduct of such On-Going Clinical Trial; provided, however, that Lpath shall not be obligated to continue such activities for a period of more than *** after the Development Transfer Date unless otherwise agreed by Lpath.  Lpath shall, in conducting any activities for an On-Going Trial, conduct its activities in a good scientific manner and in compliance with all applicable Laws, and cGCP and cGLP standards, as applicable.  Merck shall, within thirty (30) days of the Development Transfer Date, appoint a representative that shall be an active member of the Lpath team responsible for monitoring, and coordinating with Lpath regarding, the conduct of the On-Going Trial (the “Merck Trial Monitor”), and Lpath hereby accepts that the Merck Trial Monitor shall participate as an active member that oversees and monitors the conduct of the On-Going Trial until such time as the conduct of the On-Going Clinical Trial can be transferred to Merck.  During such time, the Merck Trial Monitor shall in particular: (i) be informed by Lpath, on a regular basis as reasonably required by the Merck Trial Monitor, of all events and activities related to the On-Going Trial, (ii) take part in discussions and interactions with the sites and the Regulatory Authorities for the On-Going Trial and, if Lpath does not arrange for, or fails to participate in, any required meeting or communication with applicable sites or Regulatory Authorities, shall have the right to take direct contact with such sites and Regulatory Authorities, provided it has informed Lpath thereof in advance and provided Lpath an opportunity to participate; and (iii) take part in all decisions related to the On-Going Trial and Lpath hereby accepts that, after the Development Transfer Date, no material decisions relating to the On-Going Trial shall be taken without the prior written consent of the Merck Trial Monitor (which consent, if given, shall be provided in a timely manner so as not to delay the conduct of the On-Going Trial).  Lpath shall, within thirty (30) days after the Development Transfer Date, deliver to the Merck Trial Monitor copies (in electronic or hard copy form) of all relevant materials, data and regulatory information (including all INDs) related to the On-Going Trial, whether written or electronic, including all relevant clinical safety and efficacy data and all regulatory data and information related to the use and sale of the Licensed

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Product in the Field.  Within thirty (30) days after the end of each Calendar Quarter during the On-Going Trial, Lpath shall deliver to the Merck Trial Monitor new materials, data and information in its possession relating to the On-Going Trial, and shall use Commercially Reasonable Efforts to do so in an orderly fashion and in a manner such that confidentiality in the delivered information is preserved in all material respects.

3.6                                Reimbursement of Transitional Development Costs after Receipt of Development Transfer Notice. All Transitional Development Costs relating to the On-Going Trial after the Development Transfer Date, but for greater certainty not for expenses incurred by Lpath for the Lpath Current Phase I Trial prior to and after the Development Transfer Date, shall be paid by Merck subject to, and in accordance with, all of the provisions of Section 3.5 and this Section 3.6.  Within *** of the end of *** month during which Lpath conducts activities for the On-Going Trial, Lpath shall submit an invoice to Merck for the Transitional Development Costs relating to the On-Going Trial Lpath incurred during such ***, consistent with the approved budget and plan, setting forth in reasonable detail such Transitional Development Costs.  Following receipt of such written invoice, Merck shall, within *** after receipt of such written report, reimburse Lpath those budgeted and approved Transitional Development Costs incurred by Lpath relating to the On-Going Trial during such ***.

3.7        Technology Transfer.  After the Development Transfer Date, Lpath shall use Commercially Reasonable Efforts to promptly transfer to Merck as soon as reasonably practical, ***, all Lpath Know-How, including any preclinical data, clinical data, assays and associated materials, protocols, procedures and any other information in Lpath’s possession or control, that is reasonably necessary or useful to continue or initiate Development of, or in seeking Regulatory Approval for, Licensed Products.  For clarity, Lpath shall at all times have the right to retain reasonable quantities of tangible materials (if any) within such Lpath Know-How, and may use them, and authorize others to use them, in connection with Ocular Products or other products outside the Field.  Merck shall use Commercially Reasonable Efforts to cooperate and facilitate such transfer, and the Parties shall use Commercially Reasonable Efforts to complete such transfer within *** after the Development Transfer Date.  Details shall be set forth in a technology transfer plan to be agreed upon by the Parties (“Technology Transfer Plan”) which plan shall set forth agreed-upon steps for an adequate technology transfer and timelines therefore, an outline of which is attached to this Agreement as Schedule 3.7.  In addition, and without limiting the generality of the foregoing, upon Merck’s request Lpath shall (i) promptly assign to Merck all applications and filings made with any Regulatory Authority solely applicable to the Development or Commercialization of Licensed Products in and for the Field (and not applicable to any Ocular Product or other product outside the Field), including any applicable IND and orphan drug designations with respect thereto, (ii) use

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Commercially Reasonable Efforts to assign to Merck all agreements related solely to the conduct of any Clinical Trial in and for the Field with respect to Licensed Product and to seek any required Third Party consents therefor (provided that such Commercially Reasonable Efforts shall not require Lpath to make payments or provide other consideration to any Third Party in consideration therewith), and (iii) assign to Merck all agreements, if any, related solely to the manufacture, supply or distribution of clinical supplies of Licensed Product for Clinical Trials in the Field (to the extent such agreement is specific to Clinical Trials in the Field, and not related to Ocular Products or other products outside the Field).  For clarity, notwithstanding the foregoing, Lpath shall have the right to retain, and shall not be required to assign to Merck, (A) any applications and filings made with any Regulatory Authority related to Ocular Products (including IND number 100786), (B) any agreements which relate to clinical trials of Ocular Products, or (C) any agreement related to the manufacture, supply or distribution of, or which otherwise relate to, Ocular Products or other products outside the Field.

3.8        Manufacturing Technology Transfer; Purchase of Clinical Trial Supplies.  After the Development Transfer Date, Lpath shall use Commercially Reasonable Efforts to promptly transfer to Merck as soon as reasonably practical*** a copy of all Lpath Know-How and reasonable quantities of all Lpath Materials that are reasonably necessary or useful for the manufacture of the Licensed Products.  For clarity, Lpath shall at all times have the right to retain reasonable quantities of such Lpath Know-How and Lpath Materials, and may use them, and authorize others to use them, in connection with Ocular Products or other products outside the Field.  The technology transfer described in this Section 3.8 shall be referred to as the “Manufacturing Technology Transfer” and shall be conducted in accordance with the manufacturing technology transfer plan attached (the “Manufacturing Technology Transfer Plan”) which plan shall set forth agreed-upon steps for an adequate manufacturing technology transfer and timelines therefore, an outline of which is attached to this Agreement as Schedule 3.8.  In the event that Lpath has purchased supplies of Licensed Products for use in the conduct of Phase II Clinical Trial (or has ordered such supply from its Third Party contract manufacturer) in quantities and costs pre-agreed with Merck, Merck shall purchase such clinical trials supplies from Lpath (or purchase the right for delivery of clinical trials supplies so ordered) at one hundred percent (100%) of Lpath’s cost.

3.9        Procedures for Technology Transfer.  The Parties shall each use Commercially Reasonable Efforts to conduct the technology transfers set forth in Section 3.7 and Section 3.8 in an orderly fashion and in a manner such that the value, usefulness and confidentiality of the transferred Lpath Know-How and Lpath Materials are preserved during such transfer in all material respects.  During the Initial Development Period, Lpath shall provide to Merck full and prompt disclosure but in no event less frequently than ***, of any material Lpath Know-How or Lpath

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Materials that become Controlled by Lpath and that would be necessary or useful to Merck to conduct its activities or exercise its rights as contemplated hereunder after the Initial Development Period, and if the Agreement is not earlier terminated, shall transfer such Lpath Know-How and Lpath Materials to Merck after the  Development Transfer Date as set forth in the preceding sections.

3.10                          Lpath Support in the Development.  For a period of *** starting from the Development Transfer Date, Lpath shall make its employees that are knowledgeable of the Compound, its properties and functions, reasonably available to Merck for scientific and technical explanations, advice and on-site support, that may reasonably be required by Merck, relating to the Development and registration of the Compound (solely as such Development and registration relate to Licensed Products in and for the Field) and the Licensed Products (the “Development Support”).  The Parties agree that the Development Support for such *** period shall, unless agreed otherwise by Lpath, not exceed a total of *** and additional reasonable availability for communication via telephone and email, for which activities Lpath shall bear its internal costs (including personnel costs).  In the event that Development Support beyond the limitations described in the aforementioned sentence is required by Merck, then Lpath and Merck shall agree on the scope of these additional activities, and Merck shall reimburse Lpath for Lpath’s personnel costs (such personnel costs to be charged to Merck at ***of the ***).  Merck shall reimburse Lpath for Lpath’s reasonable Out-of-Pocket Expenses incurred in providing the Development Support, subject however to Lpath providing Merck with documented evidence of such Expenses having been incurred.  In the event that Merck decides to utilize the personnel of a contract manufacturer of Lpath (an “Lpath Manufacturer”) for support in connection with training, set-up or other assistance in establishing Merck’s (or its Affiliate’s*** *** or contract manufacturer’s) procedures and capabilities for the manufacture or supply of Licensed Products, Merck shall be responsible to directly pay such Lpath Manufacturer for such services or shall reimburse Lpath for Out-of-Pocket Expenses charged to Lpath by the Lpath Manufacturer for such support.

3.11                        ***of Licensed Products.

(a)                                  Efforts to *** for Use in the Field.  Merck and its Affiliates shall use*** Commercially Reasonable Efforts to use a formulation of Licensed Product that is both (i) designed and intended for use in the Field and (ii) intended to minimize off-label uses.

(b)                                 Notice and Discussion of ***.  Without limiting the foregoing Section 3.11(a), in the event that Merck or its Affiliate considers developing *** for the Licensed Product that differs from the *** by or for Lpath (as of the Development Transfer Date) intended for use, or used, in Phase II Trials in the Field (the “Lpath ***”), Merck shall inform Lpath in writing in advance, and provide details of each such new or modified *** being considered.  Upon request

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of Lpath, the Parties shall promptly, within ten (10) days (and in any event prior to Merck’s or its Affiliate’s implementation of such ***), meet to discuss in good faith (i) whether such *** would reasonably and objectively be expected to increase the likelihood that the *** would be used *** (as compared to the Lpath ***), and (ii) possible alternatives to such *** which may be less likely to increase potential for use ***.  (The Parties acknowledge that Merck may have already considered one or more such possible alternatives, and that the Parties may discuss the reasons for Merck’s decisions not to pursue such alternatives.)  Only if, after such good faith discussion and consideration of alternatives by the Parties (which discussions shall take no longer than ***), no reasonable *** exists, then nothing herein shall restrict Merck from developing a *** that provides maximum ***.

3.12                        Commercialization.  Subject to the terms and conditions of this Agreement, Merck shall have the sole authority and the exclusive right to Commercialize the Licensed Products in the Field itself or through one or more Third Parties selected by Merck and shall have the sole authority and responsibility in all matters relating to the Commercialization of the Licensed Products.

3.13                          Manufacturing and Supply.  Subject to the terms and conditions of this Agreement, Merck shall have the exclusive right after the Development Transfer Date to manufacture the Licensed Products and corresponding Compound for the Field itself or through one or more Third Parties selected by Merck.  For clarity, the foregoing shall not be construed to preclude Lpath’s (or its Affiliate’s or a Third Party licensee’s) manufacture of Ocular Products and other products outside the Field, and corresponding Compounds for such Ocular Products and other Products outside the Field.  Starting from the Development Transfer Date, Lpath shall for a period of up to *** make its employees that are knowledgeable on the manufacture of the Compound (solely as such manufacture relates to Licensed Products in the and for the Field) and the Licensed Product reasonably available to Merck for scientific and technical explanations, advice and on-site support, that may reasonably be required by Merck, relating to the manufacture of the Compound (solely as such Development and registration relate to Licensed Products in the and for the Field) and the Licensed Products and the Manufacturing Technology Transfer (the “Manufacturing Support”).  Merck shall reimburse Lpath for Lpath’s Out-of-Pocket Expenses incurred in providing the Manufacturing Support, subject to Lpath providing Merck with documented evidence of such Expenses having been incurred, and the limitations applicable to Development Support set forth in Section 3.10 shall likewise apply to the Manufacturing Support such that the Manufacturing Support shall be deemed to be included in the Development Support as the same is limited in Section 3.10.

***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

3.14                          Diligence by Merck.

(a)           Commercially Reasonable Efforts.  With respect to *** uses of Licensed Product, Merck shall use Commercially Reasonable Efforts to (a) Develop at least one Licensed Product in the Field, in accordance with the applicable Development Plan as updated and/or amended from time to time, and (b) launch at least one Licensed Product in each Major Market as soon as reasonably practical after receiving Regulatory Approval in such Major Market, and if legally possible, without violating Third Parties’ intellectual property rights or other rights.  Merck shall have the exclusive right to determine, in its sole discretion, the launch strategy for such Licensed Products, based on its exercise of Commercially Reasonable Efforts and the availability of any necessary Third Party licenses or other rights.  Activities by Merck’s Affiliates *** will be considered as Merck’s activities under this Agreement for purposes of determining whether Merck has complied with any obligation to use Commercially Reasonably Efforts.  Lpath expressly acknowledges that Merck shall have the right but not the obligation, and nothing in this Agreement shall be construed as if Merck was under the obligation, to Develop or Commercialize a Licensed Product in Indications other than ***, whether using Commercially Reasonable Efforts or any other lesser diligence standard.  Lpath acknowledges expressly further that Merck shall be free to decide, as Merck in its sole determination considers appropriate, whether or not to Develop or Commercialize a Licensed Product in the Field for Indications other than non-diagnostic oncology but if Merck so decides, then any such Development and Commercialization shall be subject to the terms of this Agreement.

(b)           Cessation of Development and Commercialization.

(1)          Notice; Lpath Inquiry.  If Merck Ceases Development and Commercialization of ***Licensed Product (for *** uses) in the Field in *** of the Major Market Countries *** ***, Merck shall promptly notify Lpath in writing and identify the applicable Major Market Country(ies).  In addition, Merck agrees to confirm, promptly following written inquiry by Lpath, whether Merck has Ceased Development and Commercialization of at least *** Licensed Product (for *** uses) in the Field in *** *** of the Major Market Countries ***.  If Merck Ceases Development and Commercialization of at least *** Licensed Product (for *** uses) in the Field in *** of the Major Market Countries ***, then the provisions of Section 3.14(b)(3) (and Section 3.14(b)(4), if applicable) shall apply.  In the event that there is a dispute between the Parties as to whether Merck has Ceased Development and Commercialization of at least *** Licensed Product (for *** uses) in the Field in *** of the Major Market Countries ***, such matter shall be resolved in accordance with Section 11.4 (unless earlier resolved by the Parties in accordance with Section 11.2).

***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

(2)          Definition of “Cease”.  As used in Section 3.14(b), to “Cease” Development and Commercialization of Licensed Products (for non-diagnostic uses) in the Field means:

(A)          Merck notifies Lpath in writing that it has made a decision not to obtain (or a decision to discontinue seeking) Regulatory Approval for, or, once Regulatory Approval is received, not to launch and Commercialize, at least one Licensed Product (for non-diagnostic uses) in the Field in the applicable Major Market(s) ; or

(B)           Merck has in fact discontinued Development and Commercialization activities for *** Licensed Products (for *** uses) in the Field for the applicable Major Market(s) ;

provided, however, that for purposes of clause 3.14(b)(2)(B):

(X)          until Regulatory Approval has been obtained (for *** uses) for the first Licensed Product either in *** Major Market Countries ***, activities conducted for the Development of Licensed Products for *** Major Market Countries ***, shall be deemed activities for the Development of Licensed Products for ***;

(Y)           until Regulatory Approval has been obtained (for *** uses) both for any Licensed Product in *** Major Market Countries ***, activities conducted for the Development of Licensed Products for *** (prior to first Regulatory Approval of a Licensed Product in ***) *** Major Market Countries *** (prior to first Regulatory Approval of a Licensed Product *** Major Market Country ***) shall be deemed activities for the Development of Licensed Products for ***; and

(Z)           Once Regulatory Approval for the first Licensed Product has been obtained (for *** uses) (i) in *** Major Market Country ***, Development activities (excluding Phase IV Studies and other activities to support the approved label) in *** shall deemed activities for the Development of Licensed Product *** Major Market Countries ***, and (ii) *** Major Market Countries ***, but not in ***, Development activities (excluding Phase IV Studies and other activities to support the approved label) in such so approved Major Market Country(ies) *** shall deemed activities for the Development of Licensed Product in ***.

(3)          Consequences of Cessation.  Subject to Section 3.14(b)(4), if Merck Ceases Development and Commercialization of *** Licensed Product (for *** uses) in the Field *** Major Market Countries ***, then this Agreement shall be deemed terminated (effective *** after the written notice or confirmation provided by Merck pursuant to Section 3.14(b)(1) or upon

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determination in accordance with Section 11.4 that Development and Commercialization has Ceased, as applicable) for convenience by Merck pursuant to Section 10.4 with respect to (i) all countries in ***, if Merck has so Ceased Development and Commercialization of *** Licensed Product for ***, (ii) ***, if Merck has so Ceased Development and Commercialization of *** Licensed Product for *** Major Market Countries ***, and (iii) ***, if Merck has so Ceased Development and Commercialization of *** Licensed Products for ***; provided, however, that in the event this Agreement terminates with respect to *** pursuant to this Section 3.14(b)(3) and Merck or its Affiliate *** has submitted an NDA for any Licensed Product (for *** uses) in *** at the time of such termination, then such termination shall not apply with respect to ***, as applicable.  In the event that this Agreement has been terminated with respect to ***, then this Agreement shall concurrently terminate with respect to ***.  As used herein, “***” means ***, “***” means ***, and “***” means the countries listed on Schedule 3.14(b)(3).  Lpath expressly acknowledges and agrees that a Cessation of Development and Commercialization of Licensed Products (for *** uses) in the Field (i) shall in no event be considered a material breach by Merck of this Agreement, (ii) Section 10.5 of this Agreement shall not apply, and (iii) shall in no event entitle Lpath to seek damages from Merck based on such Cessation (provided, for clarity, that the foregoing shall not be construed to release Merck from other liabilities, if any, accrued prior to such Cessation, or arising from a breach by Merck of the provisions of Article 10 or Schedule 10.8, or with respect to future payment and other obligations pursuant to this Agreement in the event this Agreement is not terminated in its entirety).

(4)          No Cessation Following Launch in *** if Licensed Product Failed.  Notwithstanding Section 3.14(b)(3), if: (i) Merck has obtained Regulatory Approval and is Commercializing a Licensed Product (for *** uses) in *** Major Market Countries ***;  (ii) while Merck continues such Commercialization referred to in (i), Merck Ceases Development and Commercialization of at least one Licensed Products (for *** uses) in another Major Market; and (iii) the reason for Merck Ceasing Development and Commercialization in such Major Market is based upon clinical trial results which do not support continued conduct of activities for the next stage of Development for the applicable Major Market for which Merck has Ceased Development and Commercialization, then Section 3.14(b)(3) shall not apply to terminate this Agreement with respect to the applicable territory for so long as Merck Commercializes such Licensed Product (for *** uses) in *** Major Market Countries ***.  In the event that there is a dispute between the Parties as to whether the clinical trial results do not support continued conduct of activities for the next stage of Development for the applicable Major Market, such matter shall be resolved in accordance with Section 11.4 (unless earlier resolved by the Parties in accordance with Section 11.2).

***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

3.15                          Annual Reporting.  Merck shall, on each anniversary of receipt by Lpath of the Development Transfer Notice, provide Lpath with a written report summarizing in reasonable detail its Development and, as applicable, Commercialization activities conducted during the prior Calendar Year.

3.16                          Trademarks.  As between Lpath and Merck, Merck shall have the sole authority to select, register, maintain, and defend trademarks for the Licensed Products for use in the Field (the “Marks”) and shall own all such Marks.  For clarity, Lath hereby expressly retains all right, title, and interest in the trademarks iSONEP™ and ASONEP™, and shall own and have the sole authority to select any trademarks used in connection with Ocular Products (including formulations of sonepcizumab intended for use in ocular Indications); Lpath grants no rights, expressly or by implication, to Merck with respect to such trademarks, except that Lpath shall, at Merck’s request, grant to Merck an exclusive license to use the trademark ASONEP™ solely in connection with the Commercialization of Licensed Product in a manner consistent with the terms and conditions of this Agreement.  Such license shall ***, and shall after the Royalty Term ***.  All uses of the Marks shall comply with all applicable laws and regulations (including, without limitation, those laws and regulations particularly applying to the proper use and designation of trademarks in the applicable countries).  Neither Party shall, without the other Party’s prior written consent, use any trademarks of the other Party or use any trademarks confusingly similar to trademarks of the other Party.

ARTICLE 4
REGULATORY MATTERS

4.1                                Regulatory Filings.  As between Merck and Lpath, after delivery of the Development Transfer Notice, Merck shall own and maintain all regulatory filings and Regulatory Approvals for the Licensed Products, including all INDs and NDAs.  It is understood and agreed that nothing herein shall preclude Lpath or its Affiliates from referencing IND number 100429 in regulatory filings for Ocular Products, or using data therein in support of regulatory filings for Ocular Products, or from authorizing Third Parties to do so.  Lpath shall provide reasonable assistance to Merck, its Affiliates *** in the preparation of and filing for any INDs, IND amendments or NDAs with respect to Licensed Products for use in the Field.  Such assistance shall include, in particular, Lpath providing Merck with a complete electronic copy of all relevant documentation submitted to the FDA in the context of IND number 100429 necessary to enable Merck to submit its own IND for Licensed Products in the Field, and to allow Merck to cross-reference such INDs held by Lpath.  Merck shall provide Lpath with complete electronic copies of filings (including serial submissions) submitted to the FDA and EMEA; provided, however, that Lpath shall not have any right of reference with respect to data contained therein (other than data, if any, that was

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included, at the time of transfer, in an IND or other regulatory filing transferred from Lpath to Merck and other data, if any, that was otherwise provided to Merck by Lpath) unless Merck agrees in writing.  For the avoidance of doubt, Lpath retains the right to use data generated by Lpath (or its Affiliates, contractors or licensees) in support of Development and Commercialization (including use in regulatory filings) for Ocular Products or other products outside the Field, regardless of whether such data is provided to Merck hereunder for use in connection with Licensed Products in the Field.

4.2                                Communications with Authorities. Merck (or one of its ***) shall be responsible for and act as the sole point of contact for communications with Regulatory Authorities in connection with the Development, Commercialization, and manufacturing of Licensed Products after the end of the communications relating to the Ongoing Trial that were initiated by Lpath before the Development Transfer Date.  Following the Development Transfer Date, Lpath shall not initiate, with respect to any Licensed Product, any meetings or contact with Regulatory Authorities without Merck’s prior written consent.  To the extent Lpath receives any written or oral communication from any Regulatory Authority relating to a Licensed Product in the Field, Lpath shall (i) refer such Regulatory Authority to Merck, and (ii) as soon as reasonably practicable, notify Merck and provide Merck with a copy of any written communication received by Lpath or, if applicable, complete and accurate minutes of such oral communication.

4.3                                Adverse Event Reporting.

(a)           The Parties agree, within *** after the Development Transfer Date, to commence negotiations of a detailed pharmacovigilance agreement.  Such pharmacovigilance agreement shall provide for the exchange by the Parties of any information of which a Party becomes aware in the Territory concerning any side effect, injury, toxicity or sensitivity reaction, or any unexpected incident, in or involving a research patient or subject or, in the case of non-clinical studies, an animal in a toxicology study, and the seriousness thereof, whether or not determined to be attributable to any Licensed Product or Compound (hereinafter “Adverse Experience”), including information regarding Adverse Experiences received by either Party from Third Parties.  It is understood that each Party and its Affiliates or licensees/sublicensees shall have the right to disclose such information as reasonably necessary to comply with Regulatory Authorities within the Territory with respect to their filings and activities related to Compounds, Licensed Products or Ocular Products, as applicable.

(b)           With respect to Adverse Experiences that are serious and associated with the use of any Licensed Product, whether or not determined to be attributable to any such Licensed Product (hereinafter “Serious Adverse Experience”), (i) in the event either Party receives a Serious Adverse Experience report from any Third Party, the Party receiving such report shall notify the other Party in writing

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within two (2) calendar days of receipt of such report, and (ii) in the event a Serious Adverse Experience report is to be generated by either Party, such Party shall provide its report to the other within four (4) calendar days for death and life threatening, and seven (7) calendar days for all other Serious Adverse Experience reports.

(c)           With respect to INDs filed by Merck, Merck shall be responsible for reporting to Regulatory Authorities any Adverse Events, whether in non-clinical or clinical studies for or during Commercialization of any Licensed Product in the Field in compliance with the requirements of the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 321 et seq., the regulations promulgated thereunder, and equivalent foreign Laws.  It is understood that these Adverse Experience reporting requirement provisions are based on the policies and procedures of Merck and regulatory requirements.

(d)           The relevant information can be transmitted by e-mail, facsimile, overnight courier or any other means the Parties agree in the separate pharmacovigilance agreement.

Transmission to Lpath:	Drug Safety
Vice President of Drug Development
Lpath, Inc.
6335 Ferris Square, Suite A
San Diego, California 92121
United States of America
***
Facsimile: 1-858-678-0900

Transmission to Merck:	Global Drug Safety
Frankfurter Straße 250
64293 Darmstadt, Germany
Drug Safety Mailbox:
Drug.safety@merck.de
Facsimile: ***

ARTICLE 5
FINANCIAL PROVISIONS

5.1                                Initial Fee.  In partial consideration of Lpath’s grant of the rights and licenses to Merck and performance of its obligations hereunder, Merck shall make, or cause to be made, to Lpath a one time payment of USD four million ($ 4,000,000) ***.

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5.2                                Monthly Funding.  Commencing with the first full calendar month after the Effective Date, Merck shall make monthly payments of USD *** during each month of the Initial Development Period, whether extended or not. Such payments shall be made initially on the *** day of the first full calendar month after the Effective Date and on or before that monthly anniversary for each month that Lpath activities during the Initial Development Period will be funded.  In addition, in the event that (i) Merck elects to extend the Initial Development Period, as such extension is provided for in Section 3.1, and ***, then, in addition to and together with the *** funding described above, Merck shall make payment to Lpath, per extended month, of a monthly extension fee in the amount of ***such that the monthly funding totals USD ***($ ***). In the event, however, that (i) Merck elects to extend the Initial Development Period, as such extension is provided for in Section 3.1, and (ii) ***Development Milestones 1 through 4***, so that the *** funding remains at ***.

5.3                                Initial Development Period Milestone Payments.  In recognition of Lpath achieving certain milestones during the Initial Development Period; Merck shall make, or cause to be made, to Lpath, milestone payments of USD *** ($ ***)*** after the first achievement of each of the following milestone events:

Development Milestone 1:

Improvement of current cell line production or development of a new cell line with a level of expression at least ***. The purified antibody produced from the new clone or improved production using the current clone shall, for purposes of this Section 5.3 and the Development Plan only, be referred to as the “Resulting Product”***.

Development Milestone 2:

Completion***of the following:***(a)            Repeat-dose toxicity study (at least 13 weeks) in non-human primates including immunotox endpoints***.

Development Milestone 3:

Demonstration using currently available clinical material, that (a) the Product has a terminal elimination half-life in humans of at least ***.

Development Milestone 4:

Any one of the following from Clinical Trials of Licensed Products:

(a)                                  Provide evidence demonstrating dose related effect across at least two (2) Product dose levels on biomarker(s) that are considered a direct function of S1P pathway inhibition ***or relevant surrogate biomarkers ***)

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measured using a generally used and scientifically accepted assay;*** [or]***.

***.

For greater certainty, the Parties understand and agree that the total of Merck’s Development Milestone payments under this Section 5.3 shall in no event exceed USD eight million ($ 8,000,000).  Lpath shall promptly notify Merck in writing of the occurrence of any such milestone event, and deliver to Merck all supporting documentation.

5.4                                Development Transfer Fee.  Upon delivery by Merck to Lpath of the Development Transfer Notice a development transfer fee in the amount of USD***twenty eight million ($ 28,000,000) shall become due and payable in the following installments:

(a)         USD *** ($ ***) within ten (10) days of receipt by Lpath of the Development Transfer Notice;

(b)        USD *** ($ ***) within ten (10) days of delivery by Lpath to Merck of a Phase I Trial report (which may be a preliminary or interim report, provided that in any event the Phase Ia portion of the report is complete) containing data from the Phase I Trial(s) that does not contraindicate Phase II Trial(s);

(c)         USD *** ($ ***) within ten (10) days of completion of the Technology Transfer Plan and the Manufacturing Transfer Plan, as agreed by the JSC;

(d)        USD *** ($ ***) within ten (10) days of (i) delivery by Lpath to Merck of an outline of a draft protocol for a Phase II Trial (including required and completed supporting key preclinical studies), and (ii) the earlier of (aa) 180 days after the Development Transfer Notice, or (bb) Initiation of the first Phase II Trial sponsored by Merck (or its Affiliate or Sublicensee), provided however, that irrespective of the conditions set forth in (i) and (ii) above, payment will be made by Merck pursuant to this subsection (d) in any event within ten (10) days of Initiation of the first Phase II Trial sponsored by Merck (or its Affiliate or Sublicensee);

(e)         USD *** ($ ***) within ten (10) days of the first grant by the United States Patent and Trademark Office of a patent claim within the Lpath Patents that covers *** ; and

(f)           USD *** ($ ***) within ten (10) days of the first grant by the European Patent Office of a patent claim within the Lpath Patents that covers ***.

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5.5          Unpaid Development Milestones and Unpaid Monthly Funding in Addition to Development Transfer Fee.  Upon delivery by Merck to Lpath of the Development Transfer Notice, Merck shall make the following payments to Lpath, which payments shall be made in addition to the payments set forth in Section 5.4 above and concurrent with the payment set forth in Section 5.4(a):

(a) All Development Milestone payments set forth in Section 5.3 above, that have not been paid already by Merck, whether or not the milestone events described in Development Milestones 1 through 4 have been met, and

(b) any monthly funding set forth in Section 5.2 above for any remaining month of the Initial Development Period (which shall be deemed to be extended for the purposes of this Section 5.5(b) such that it is eighteen (18) months) for which the monthly funding has not already been paid for by Merck prior to sending the Development Transfer Notice.

5.6       Milestone Payments.  As further partial consideration for Lpath’s grant of the rights and licenses to Merck and performance of its obligations under this Agreement, Merck shall make, or cause to be made to Lpath, the following milestone payments within *** after the *** milestone events with respect to the *** Licensed Product to reach the applicable milestone.  The Parties understand and agree that the milestone payments shall differ, as specified below, based on ***.  Merck shall notify Lpath in writing within *** of the occurrence of any such milestone event.

5.6.1                                                                         Milestone Payments For ***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***

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5.6.2                                                                             Milestone Payments For ***

***	***
***	***
***	***
***	***
***	***
***

5.6.3                                                                             Milestone Payments For ***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***

5.6.4                        A milestone event that occurs in or with respect to the *** shall mean any such event in or with respect to any one of ***.

5.6.5                        With respect to each milestone event listed above in this Section 5.6, the milestone payment to be made under this Agreement shall be due and payable ***.

5.6.6                        If, upon achievement of any milestone event described in Sections 5.6.1, 5.6.2, and 5.6.3 for the first commercial sale of a Licensed Product in *** for ***.

5.7                                 Commercial Event Payments

As further partial consideration for Lpath’s grant of rights and licenses to Merck and performance of its obligations under this Agreement, Merck shall pay Lpath the following amounts for the first achievement of the following commercial event milestones:

***if the worldwide aggregate Net Sales for all Licensed Products exceed for the first time USD ***if the worldwide aggregate Net Sales for all Licensed Products exceed cumulatively for the first time USD ***Merck shall notify Lpath in writing within *** following its achievement of each such commercial event, and the corresponding commercial event payment shall be made by Merck within *** of ***.

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For the avoidance of doubt, each aforementioned commercial event payment shall be payable ***.

5.8                                                 Royalty Payments for Licensed Products.

(a)           As further consideration for Lpath’s performance of its obligations under this Agreement and its grant of the rights and licenses to Merck hereunder, Merck shall, during the Royalty Term (on a Licensed Product-by Licensed Product and a country-by-country basis), pay to Lpath running royalties on Net Sales of Licensed Products, at the percentage rates set forth below determined based on Net Sales of all Licensed Products in the Territory, (subject to Sections 5.10(a) through (c) below):

***	***
***	***
***	***
***	***
***	***

For clarity, the applicable royalty rate(s) for the purposes of calculating the royalties payable by Merck shall be determined based upon the aggregate Net Sales of all Licensed Products sold in ***.  By way of illustration, assume in *** that (i) worldwide *** aggregate Net Sales of all Licensed Products were ***, and (ii) ***.  The total royalties due and payable by Merck to Lpath for such Net Sales would be ***

(b)   For purposes of determining whether a royalty threshold or a commercial event milestone described in Section 5.7 above, has been attained, only Net Sales that are subject to a royalty payment shall be included in the total amount of Net Sales and any Net Sales for which the Royalty Term has expired shall be excluded.  In addition, in no event shall the manufacture of a Licensed Product give rise to a royalty obligation.  For clarity, Merck’s obligation to pay royalties to Lpath under this Article 5 is imposed only once with respect to the same unit of Licensed Product regardless of the number of Lpath Patents pertaining thereto.

5.9                                 Existing Third Party License Agreements.  Lpath shall maintain the Existing Third Party License Agreements set forth in Schedule 1.20 at its own cost and expense, and shall continue to be responsible for making payments to such Third Parties in a timely manner and to the extent set forth in each of such Existing Third Party License Agreement, subject to Merck meeting its obligations under this Agreement, including timely payment of all amounts due to Lpath hereunder.  Notwithstanding the foregoing, Merck agrees to reimburse Lpath for 100% of the payments owed by Lpath to Lonza Biologics PLC (“Lonza”) pursuant to that

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certain license agreement between Lpath and Lonza dated August 8, 2006 for use by Lpath and its collaborators of Lonza’s proprietary manufacturing technology for expression systems used in manufacture of the Compound for Lpath prior to the Effective Date.

5.10                           ***Reimbursements

(a)           Subject to the terms herein including the *** with respect to Net Sales of Licensed Products under Section 5.10(b) below, if Merck, its Affiliates *** enter into *** Agreement(s) for intellectual property reasonably necessary for the Development or Commercialization of Licensed Products, the royalties due to Lpath under Section *** with respect to Net Sales *** shall be ***.  For clarity, *** *** with respect to Licensed Products for which *** pursuant to Section *** shall be ***this Section 5.10(a).  If the Third Party License Agreement covers products other than the Licensed Product, Merck shall *** consistent with International Financial Reporting Standards and with Merck’s internal accounting for such amounts.  Lpath shall be responsible for the timely payment of any amounts due under any Existing Third Party Agreement, and in the event that Lpath shall fail to make any payment when due under such Existing Third Party Agreement and does not do so *** after receiving written notice of such failure, Merck shall thereafter have the right to make such payment directly to such Third Party on behalf of Lpath and in such event, (i) Merck shall promptly notify Lpath in writing, and (ii) Lpath shall, within *** of such notification, reimburse Merck one hundred percent (100%) of any such amounts paid by Merck***.

(b)           In no event shall the royalty payments due to Lpath by Merck at the then-applicable royalty rates be ***the first sentence of Section 5.10(a) and Section 5.10(c).  In the event that Merck is not able to *** under this Section 5.10(b) with respect to the Licensed Product due to *** this Section 5.10 (b) with respect to the Licensed Product, Merck shall be *** Section 5.8 pertaining to the Licensed Product in ***, provided however, that ***.

5.11                           ***Timing of Payment.  Royalties payable under Section 5.8(a) shall accrue at the time *** Licensed Product *** and royalty obligations that have accrued during *** shall be paid, *** within *** after the end of *** *** during which the royalty obligation ***.

5.12                           Payments, Currency and Invoicing.  Each payment to Lpath under this Agreement, once made, shall be non-refundable and non-creditable against any other payment due to Lpath herein.  All payments to Lpath hereunder shall be made by deposit of US Dollars in the requisite amount to such bank account as Lpath may from time to time designate by written notice to Merck.  With respect to sales not denominated in US Dollars, royalty amounts owed shall first be calculated in the currency of sale, and then such amounts shall be converted into

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US Dollars using the exchange rate of ***.  The Parties may *** at the place of payment or remittance.

5.13                           Royalty Reports and Records Retention.  Within *** after the end of each *** during which the Licensed Products have been sold, Merck shall deliver to Lpath, *** ***, a written report, on *** basis, of Net Sales for such *** subject to royalty payments. Such report shall be deemed “Confidential Information” of Merck subject to the obligations of Article 7 of this Agreement. For *** after each sale of the Licensed Product, Merck shall keep (and shall ensure that its Affiliates *** shall keep) complete and accurate records of such sale in sufficient detail to confirm the accuracy of the royalty calculations hereunder.

5.14                           Legal Restrictions. If at any time legal restrictions prevent the remittance by Merck of all or any part of royalties on Net Sales in any country, Merck shall have the right and option to make such payment by depositing the amount thereof in local currency to an account in the name of Lpath in a bank or other depository selected by Lpath in such country.

5.15                           *** Payments.  All payments under this Agreement shall *** *** (a) *** (b) ***.  *** ***.

5.16                           Audits.

(a)           During the Term and for one Calendar Year thereafter, upon the written request of Lpath, and not *** each ***, Merck shall permit, and shall cause its Affiliates *** to permit, an independent certified public accounting firm of nationally recognized standing selected by Lpath, and reasonably acceptable to Merck or such Affiliate ***, to have access to and to review, during normal business hours upon reasonable prior written notice, the applicable records of Merck and its Affiliates *** to verify the accuracy of the royalty reports and payments under this Article 5. Such review may cover the records for sales made in any Calendar Year ending not more than two (2) years prior to the date of such request. Any records so provided shall not be audited more than *** (unless a discrepancy is identified in such audit and subsequent audit of such records is reasonably necessary to resolve a dispute between the Parties regarding such discrepancy). The accounting firm shall disclose to Lpath and Merck only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies.  No other information shall be provided to Lpath.

(b)           If such accounting firm concludes that additional royalties were owed during such period, Merck shall pay the additional royalties within *** after the date Lpath delivers to Merck such accounting firm’s written report.  If such accounting firm concludes that an overpayment was made, such overpayment shall be fully creditable against amounts payable in subsequent payment periods. Lpath shall pay for the cost of such audits, provided that, if auditing firm

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determines that there has been an underpayment of greater than *** of the total amount of royalties owed by Merck during the auditing period at issue, Merck shall reimburse Lpath for all costs related to such audit.

(c)           Each Party shall treat all information that it receives under this Section 5.16 in accordance with the confidentiality provisions of Article 7 of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with the other Party obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement, except to the extent necessary for such Party to enforce its rights under the Agreement.

5.17                           Compulsory License. In the event that Lpath or Merck receives a request for or notification of a Compulsory License anywhere in the world, it shall promptly notify the other Party. If any Third Party obtains a Compulsory License in the Territory, then Lpath or Merck (whoever has first notice) shall promptly notify the other Party. For the avoidance of doubt, for purposes of calculating the royalties due Lpath under Section 5.8 with respect to sales of the Licensed Product by any compulsory licensee, Merck’s Net Sales from such sales shall be calculated based solely on the actual royalty payments, if any, paid by the compulsory licensee to Merck or its Affiliates under the Compulsory License.

5.18                           Taxes.

(a)                                    Lpath shall be responsible for the payment of any and all taxes levied on account of royalties and other payments paid to Lpath by Merck or its *** under this Agreement, other than any value added tax or similar tax. If applicable Law requires that taxes be deducted and withheld from royalties or other payments paid under this Agreement, Merck shall (a) deduct those taxes from the payment; (b) pay the taxes to the proper Governmental Body; (c) send evidence of the obligation together with proof of payment to Lpath within *** following such payment, such evidence and proof to be reasonably satisfactory to Lpath; (d) remit to Lpath the net amount, after deductions or withholding made under this Section 5.18(a), and (e) cooperate with Lpath in any way reasonably requested by Lpath, to obtain available reductions, credits or refunds of such taxes.  Notwithstanding the foregoing, if Lpath provides Merck with a written confirmation from the competent U.S. tax authority that Lpath has its tax residence in the United States and any other documents necessary for the application of the tax rate set forth in the Double Taxation Convention existing between Germany and the United States of America, then Merck shall not withhold any German tax from royalties paid or payments for rights to Lpath under this Agreement so long as the exemption from withholding tax set forth in such Double Taxation Convention remains in effect.  For purposes of this Section 5.18(a), the Parties assume that Lpath shall be the beneficial owner of both the royalty payments and the payments for the rights.

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(b)                                    It is understood and agreed between the Parties that any payments described in this Agreement are expressed exclusive of any value added tax or similar tax imposed upon such payments.  Value added tax shall be added to all such payments where applicable .

ARTICLE 6
INVENTIONS AND PATENTS

6.1                                 Certification Under Drug Price Competition and Patent Restoration Act.  Each Party shall immediately give written notice to the other Party of any certification of which they become aware filed pursuant to 21 U.S.C. Section 355(b)(2)(A) (or any amendment or successor statute thereto) claiming that any Lpath Patents covering Compound or Licensed Product, or the manufacture or use of each of the foregoing in or for the Field, are invalid or unenforceable, or that infringement will not arise from the manufacture, use or sale of a product by a Third Party.

6.2                                 Listing of Patents.  Merck shall have the sole right to determine, with respect to Licensed Products in the Field, which of the Lpath Patents, if any, shall be listed for inclusion in the Approved Drug Products with Therapeutic Equivalence Evaluations pursuant to 21 U.S.C. Section 355, or any successor law in the United States, together with any comparable laws or regulations in any other country in the Territory.

6.3                                 Title to Inventions.

(a)           Lpath retains ownership of all Lpath Technology and Lpath Confidential Information owned by Lpath as of the Effective Date, and Merck retains ownership of all Merck Technology and Merck Confidential Information owned by Merck as of the Effective Date.

(b)           As between the Parties, with respect to all inventions and other subject matter conceived, generated, or otherwise made in connection with the performance of activities pursuant to this Agreement, together with all intellectual property rights therein, including Patent Rights, (collectively, “Inventions”) made after the Effective Date and prior to termination of the Initial Development Period, (i) Lpath shall own all right, title and interest in all such Inventions made solely by Lpath personnel, (ii) Merck shall own all right, title and interest in all such Inventions made solely by Merck personnel, and (iii) *** all right, title and interest in all such Inventions that are made jointly by personnel of Merck and Lpath (“***”), in each case, for the avoidance of doubt, subject to the license(s) to the other Party set forth herein for so long as such license remains in effect.  ***.

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(c)           Inventorship of inventions and other intellectual property created by the Parties in connection with this Agreement shall be determined in accordance with United States Patent Law.

6.4                                 Further Assurances.   Lpath shall require all of its employees, and use its best efforts to require its contractors and agents, and any Affiliates and Third Parties working on its behalf under this Agreement (and their respective employees, contractors and agents), to assign to Lpath any Lpath Technology.

6.5                                 Patent Prosecution and Maintenance.

(a)                   Lpath Patents.  Lpath shall have the sole right to control the Prosecution and Maintenance of Lpath Patents, in its discretion and at its expense; provided, however, that Lpath agrees to Prosecute and Maintain such Lpath Patents in at least the territories specified in Schedule 6.5(a) (the “Core Countries”) during the term of Merck’s license hereunder, unless otherwise agreed by Merck.  Lpath shall keep Merck reasonably informed of the course of the Prosecution and Maintenance of Lpath Patents or related proceedings (e.g. interferences, oppositions, reexaminations, reissues, revocations or nullifications) in *** in a timely manner, and shall reasonably consider the advice and recommendations of Merck.  Lpath and Merck further agree that Merck shall have a reasonable opportunity to review and comment, either directly or indirectly through outside patent counsel selected by Merck and reasonably acceptable to Lpath, on the design and implementation of Lpath patent strategy to the extent Lpath Patents are concerned, and Lpath shall reasonably consider Merck’s comments.  In the event that Merck requests that Lpath file, Prosecute and/or Maintain any Lpath Patent in a country outside the Core Countries in which Lpath has not elected to do so, Lpath agrees to undertake such filing, Prosecution and/or Maintenance at Merck’s expense.  Lpath may determine, in its sole discretion, to abandon, cease prosecution or not maintain or prepare and file (including, without limitation, filing of a priority patent application and filing of a patent application in any jurisdiction in the Territory claiming priority to a priority application) any Lpath Patent anywhere in the Territory, subject to Section 6.5(b).  For purposes of this Agreement, “Prosecution and Maintenance” means, with regard to a Patent, the preparing, filing, prosecuting and maintenance of such Patent, as well as re-examinations, reissues, requests for Patent term extensions and the like with respect to such Patent, together with the conduct of interferences, the offence and defense of oppositions and other similar proceedings with respect to the particular Patent; and “Prosecute and Maintain” shall have the correlative meaning.  At Lpath’s request, Merck will provide Lpath with reasonable assistance in prosecuting Lpath Patents to the extent possible, including providing such data in Merck’s Control that is, in Lpath’s reasonable judgment, needed to support the prosecution of an Lpath Patent.  Lpath shall provide Merck with a *** update of the complete patent status of the Lpath

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Patents in all Core Countries and such other countries where Lpath Prosecutes and Maintains Lpath Patents at Merck’s request.

(b)                   Election not to Prosecute or Maintain Lpath Patents.  If Lpath elects not to Prosecute or Maintain an Lpath Patent in any country or possession in the Territory, then it shall notify Merck in writing at least *** before any deadline applicable to the filing, prosecution or maintenance of such Lpath Patent, as the case may be, or any other date by which an action must be taken to establish or preserve such Lpath Patent in such country or possession.  In such case, by no later than *** before any deadline applicable to the filing, prosecution or maintenance of such Lpath Patent, or any other date by which an action must be taken to establish or preserve such Lpath Patent in such country or possession, Merck shall have the right, but not the obligation, to pursue the filing or support the continued Prosecution or Maintenance of such Lpath Patent (which shall remain an Lpath Patent), at Merck’s expense; provided, however, that if one or more such countries is a Core Country, or a country in which Merck has requested that Lpath Prosecute and Maintain such Lpath Patent at Merck’s expense as provided in Section 6.5(a), then with respect to *** *** for purposes of *** (including application of the provisions of Section ***).

(c)                   Patent Term Extension.  With respect to patent term extensions, the Parties shall cooperate in determining, if applicable, which of such Lpath Patents should be extended, and Lpath shall use Commercially Reasonable Efforts to obtain patent term extensions for such Lpath Patents.  Merck shall provide Lpath with all relevant information, documentation and assistance in this respect.  Any such assistance, supply of information and consultation shall be provided promptly. In the event that any election with respect to obtaining patent term extensions is to be made, Merck shall have the right to make such elections in its sole discretion.

(d)                   *** ***.  With respect to any *** ***, each Party shall promptly disclose to the JSC (or, if the JSC has been dissolved, directly to the other Party) any *** made by or under its authority during the Term of this Agreement.  *** shall have the *** be responsible for, and control the Prosecution and Maintenance of Patents covering such *** (“***”) in each country.  If *** elects in its sole discretion not to Prosecute or Maintain a *** in any country or possession in the Territory, then it shall notify *** in writing at least *** before any deadline applicable to the filing, prosecution or maintenance of such ***, as the case may be, or any other date by which an action must be taken to establish or preserve such *** in such country or possession, and in such case *** shall have the right, but not the obligation, to pursue the filing or support the continued Prosecution or Maintenance of such *** (which shall remain a ***).  The Parties shall ***Prosecution and Maintenance of ***; provided, however, that upon *** written notice, either Party may elect not to ***Prosecution and Maintenance of

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***, in which event (i) the other Party shall be free, in its discretion, to control the Prosecution and Maintenance of such *** in such country ***, and (ii) if either Party so elects *** Prosecution and Maintenance for a ***, such Party shall no longer *** hereunder with respect to such *** in the applicable country.  For clarity, the election of either Party *** Prosecution and Maintenance of any *** shall not affect ***.  The Party controlling Prosecution and Maintenance of a *** (the “Prosecuting Party”) shall provide the other an opportunity to review and comment upon the text of the applications within the *** filed after the Effective Date at least *** before filing with any patent office.  The Prosecuting Party shall provide the other Party with an electronic copy of each patent application within the*** as filed, together with notice of its filing date and serial number.  The Prosecuting Party shall keep the other Party advised of the status of all material communications to and from applicable patent offices, actual and prospective filings or submissions regarding ***, and shall give the other Party an opportunity to review and comment in advance on any such communications, filing and submissions proposed to be sent to any patent office.  Each Party agrees to provide the other Party with all information necessary or desirable to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority.

6.6                                 Enforcement of Patents.

(a)           Notice.  If either Party believes that an Lpath Patent *** is being infringed by a Third Party or if a Third Party claims that any Lpath Patent *** is invalid or unenforceable, in each case with respect to such Third Party’s manufacture, sale, offer for sale, use or importation of a Licensed Product in and for the Field (collectively, “Infringing Activities”), the Party possessing such knowledge or belief shall notify the other Party and provide it with details of such infringement or claim that are known by such Party.  As between the Parties, the right to enforce such Lpath Patent *** with respect to such infringement, or to defend any declaratory judgment action with respect thereto, or to compromise or settle such infringement claim or declaratory judgment action, in each case to the extent the same pertains to Infringing Activities (each, an “Enforcement Action”) shall be as set forth in this Section 6.6.  For purposes of this Agreement, “Initiating” or to “Initiate”, with respect to an Enforcement Action, refers to bringing an infringement claim or defending a declaratory judgment action, or compromising or settling such infringement claim or declaratory judgment action.  For clarity, this Section shall not apply with respect to alleged infringing activities with respect to Ocular Products or other products outside the Field.

(b)           Right to bring an Action.  Merck shall have the primary right to attempt to resolve such Infringing Activities, including by taking and controlling an Enforcement Action with respect to the Lpath Patents ***.  If Merck does not intend to prosecute or defend an Enforcement Action, Merck shall promptly

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inform Lpath.  If Merck does not take an Enforcement Action with respect to such an infringement or claim within *** following notice thereof or a request by Lpath to do so, Lpath shall have the right to take and control an Enforcement Action in the name of either *** Parties.  The Party taking such Enforcement Action shall have the sole and exclusive right to select counsel for any suit initiated by it pursuant to this Section 6.6.  Notwithstanding the foregoing, in the event that Merck has tried to prosecute or defend an Enforcement Action, and the competent court has denied Merck’s standing to prosecute or defend, then Lpath shall, upon Merck’s request, prosecute or defend such Enforcement Action at Merck’s expense.

(c)           Costs of an Action.  Subject to the respective indemnity obligations of the Parties set forth in Article 9, the Party taking an Enforcement Action under Section 6.6(b) shall pay all costs associated with such Enforcement Action, other than (subject to Section 6.6(e)) the expenses of the other Party if the other Party elects to join such Enforcement Action.  Each Party shall have the right to join an Enforcement Action taken by the other Party at its own expense.

(d)           Settlement.  Neither Party shall settle or consent to any judgment or otherwise compromise any Enforcement Action by admitting that any Lpath Patent or Joint Patent is invalid or unenforceable without the other Party’s prior written consent, which consent shall not be unreasonably withheld or delayed, and, (i) in the case of Lpath, Lpath may not settle or otherwise compromise an Enforcement Action in a way that adversely affects or would be reasonably expected to adversely effect Merck’s rights or benefits hereunder with respect to the Licensed Product in and for the Field, without Merck’s prior written consent, which consent shall not be unreasonably withheld or delayed, and (ii) in the case of Merck, Merck may not settle or otherwise compromise an Enforcement Action in a way that adversely affects or would be reasonably expected to adversely effect Lpath’s rights or benefits with respect to Ocular Products or other products outside the Field without Lpath’s prior written consent, which consent shall not be unreasonably withheld or delayed.

(e)           Reasonable Assistance.  The Party not taking an Enforcement Action shall provide reasonable assistance to the other Party, including providing access to relevant documents and other evidence and making its employees available, subject to the other Party’s reimbursement of any out-of-pocket expenses incurred by the non-enforcing or non-defending Party in providing such assistance.

(f)           Distribution of Amounts Recovered.  Any amounts recovered by the Party taking an Enforcement Action pursuant to this Section 6.6, whether by settlement or judgment, shall first be applied to pro-rata reimbursement of the unreimbursed legal fees and expenses incurred by the Parties in such Enforcement Action, and any remainder shall be shared between the Parties with the Party taking or controlling the Enforcement Action receiving *** of any

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amount recovered and the other Party *** of any amount recovered.  If in connection with settlement of such an Enforcement Action Merck or its Affiliate ***; provided, however, that if such ***.

6.7                                Third Party Actions Claiming Infringement.

(a)           Notice.  If a Party becomes aware of any claim or action by a Third Party against either Party that claims that the Licensed Product, or its use, Development, manufacture or sale in or for the Field infringes such Third Party’s intellectual property rights (each, a “Third Party Action”), such Party shall promptly notify the other Party of all details regarding such claim or action that is reasonably available to such Party.

(b)           Right to Defend.  Merck shall have the primary right, at its sole expense, but not the obligation, to defend a Third Party Action described in Section 6.7(a) through counsel of its choosing, subject to Section 6.7(c).  Lpath shall have the right to join any defense brought by Merck, with its own counsel at its own expense, or in the event that Merck declines or fails to assert its intention to defend such Third Party Action within *** of receipt/sending of notice under Section 6.7(a), then Lpath shall have the right, but not the obligation, to defend such Third Party Action to the extent legally permissible.  The Party defending such Third Party Action shall have the sole and exclusive right to select its counsel for such Third Party Action.

(c)           Consultation.  The Party defending a Third Party Action pursuant to Section 6.7(b) shall be the “Controlling Party.”  The Controlling Party shall consult with the non-Controlling Party on all material aspects of the defense.  The non-Controlling Party shall have a reasonable opportunity for meaningful participation in decision-making and formulation of defense strategy.  The Parties shall reasonably cooperate with each other in all such actions or proceedings.  The non-Controlling Party will be entitled to be represented by independent counsel of its own choice at its own expense.

(d)           Appeal. In the event that a judgment in a Third Party Action is entered against the Controlling Party and an appeal is available, the Controlling Party shall have the first right, but not the obligation, to file such appeal.  In the event the Controlling Party does not desire to file such an appeal, it will promptly, in a reasonable time period (i.e., with sufficient time for the non-Controlling Party to take whatever action may be necessary) prior to the date on which such right to appeal will lapse or otherwise diminish, permit the non-Controlling Party to pursue such appeal at such non-Controlling Party’s own cost and expense.  If applicable Law requires the other Party’s involvement in an appeal, the other Party shall be a nominal party of the appeal and shall provide reasonable cooperation to the appealing Party at the appealing Party’s expense.

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(e)           Costs of an Action.  Subject to the respective indemnity obligations of the Parties set forth in Article 9, the Controlling Party shall pay all costs associated with such Third Party Action other than the expenses of the other Party if the other Party elects to join such Action.  Each Party shall have the right to join an Third Party Action defended by the other Party, at its own expense.

(f)           No Settlement Without Consent.  No Controlling Party shall settle or otherwise compromise any Third Party Action by admitting that any Lpath Patent or Joint Patent is invalid or unenforceable without the non-Controlling Party’s prior written consent, and, (i) in the case of Lpath, Lpath may not settle or otherwise compromise a Third Party Action in a way that adversely affects or would be reasonably expected to adversely effect Merck’s rights and benefits hereunder with respect to the Licensed Product in and for the Field without Merck’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, and (ii) in the case of Merck, Merck may not settle or otherwise compromise an Enforcement Action in a way that adversely affects or would be reasonably expected to adversely effect Lpath’s rights or benefits with respect to Ocular Products or other products outside the Field without Lpath’s prior written consent, which consent shall not be unreasonably withheld or delayed.

ARTICLE 7
CONFIDENTIALITY

7.1                                Confidentiality Obligations.  Each Party agrees that, for the Term and for *** thereafter, such Party shall, and shall ensure that its officers, directors, employees and agents shall, keep completely confidential and not publish or otherwise disclose and not use for any purpose except as expressly permitted hereunder, or in the exercise of such Party’s rights or licenses hereunder, any Confidential Information disclosed to it by the other Party pursuant to this Agreement.  The foregoing obligations shall not apply to any Confidential Information disclosed by a Party hereunder to the extent that the receiving Party can demonstrate that such Confidential Information:

(a)           was already known to the receiving Party or its Affiliates, other than under an obligation of confidentiality, at the time of disclosure;

(b)           was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)           became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

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(d)           was subsequently lawfully disclosed to the receiving Party or its Affiliates by a Third Party without an obligation of confidentiality other than in contravention of a confidentiality obligation of such Third Party to the disclosing Party; or

(e)           was developed or discovered by employees or agents of the receiving Party or its Affiliates who had no access to the Confidential Information of the disclosing Party.

Notwithstanding the above obligations of confidentiality and non-use, a Party may disclose information to the extent that such disclosure is reasonably necessary in connection with:

(i)                              filing or prosecuting patent applications, subject to the terms of Section 6.5;

(ii)                                prosecuting or defending litigation;

(iii)                            conducting pre-clinical studies or Clinical Trials;

(iv)                             seeking Regulatory Approval of the Licensed Product; or

(v)                           complying with applicable Law, including securities Law and the rules of any securities exchange or market on which a Party’s securities are listed or traded.

In making any disclosures set forth in clauses (i) through (v) above, the disclosing Party shall, where reasonably practicable, give such advance notice to the other Party of such disclosure requirement as is reasonable under the circumstances and will use its reasonable efforts to cooperate with the other Party in order to secure confidential treatment of such Confidential Information required to be disclosed. In addition, in connection with any permitted filing by either Party of this Agreement with any Governmental Body, included but not limited to the U.S. Securities and Exchange Commission Agreement, the filing Party shall endeavor to obtain confidential treatment of economic, trade secret information and such other information as may be requested by the other Party, and shall provide the other Party with the proposed confidential treatment request with reasonable time for such other Party to provide comments, and shall include in such confidential treatment request all reasonable comments of the other Party.

7.2                                Publications.

(a)          Merck shall not publish any information relating to the Compound or Licensed Products prior to the Development Transfer Date without Lpath’s

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prior written consent.  Thereafter, Merck shall have the right to make publications relating to Compounds and Licensed Products, in each case in the Field, as it chooses, in its sole discretion, without the approval of Lpath. Notwithstanding the preceding sentence, with respect to publications and presentations submitted or disclosed by Merck prior to the first anniversary of the Development Transfer Date, Merck agrees to deliver to Lpath a copy of the proposed written publication or an outline of an oral disclosure at least *** prior to submission for publication or presentation in which case Lpath shall have the right (aa) to propose modifications to the publication or presentation for patent reasons or trade secret reasons, and (bb) to request a reasonable delay in publication or presentation in order to protect patentable information.  If Lpath requests a delay within such *** period from the Development Transfer Date, then Merck shall delay submission or presentation for a period of up to an additional *** to enable the filing of patent applications.  Upon expiration of such additional *** period, Merck shall be free to proceed with the publication or presentation.  If Lpath, within such *** period from the Development Transfer Date, requests modifications to the publication or presentation, Merck shall edit such publication to prevent disclosure of trade secret or proprietary business information prior to submission of the publication or presentation.

(b)         Lpath shall have the right to make publications relating to the Compounds or Ocular Products, including iSONEP, in each case outside the Field, or other products outside the Field, as it chooses, in its sole discretion, without the approval of Merck.

(c)          With respect to (i) Lpath’s Third Party collaborators for Compound and Licensed Products in the Field (who are listed in Schedule 7.2 attached hereto), (ii) Lpath Current Phase I Trial, and (iii) any other Ongoing Trial, the Parties agree that on and after the Effective Date of this Agreement Lpath shall have the right to publish the results created or developed by or in the course of (i) through (iii), provided that Lpath delivers to Merck a copy of the proposed written publication or an outline of an oral disclosure at least *** prior to submission for publication or presentation.  Merck shall have the right (aa) to propose modifications to the publication or presentation for patent reasons or trade secret reasons, and (bb) to request a reasonable delay in publication or presentation in order to protect patentable information.  If Merck requests a delay, Lpath shall delay submission or presentation for a period of up to an additional *** to enable the filing of patent applications.  Upon expiration of such additional *** period, Lpath shall be free to proceed with the publication or presentation.  If Merck requests modifications to the publication or presentation, Lpath shall edit such publication to prevent disclosure of trade secret or proprietary business information prior to submission of the publication or presentation.  For clarity, after the

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Development Transfer Date, Merck shall have the right, subject to the terms and conditions of this Agreement, to use, in and for the Development of Licensed Products in the Field, any data created or developed (i) by Lpath’s Third Party collaborators for Compound and Licensed Products in the Field, (ii) in the Lpath Current Phase I Trial, and (iii) in any other Ongoing Trial without further compensation of Lpath or Lpath’s Third Party collaborators.  Notwithstanding the foregoing, the Parties acknowledge and agree that terms of this Section 7.2(c) shall apply, with respect to Lpath’s Third Party collaborators for Compound and Licensed Products in the Field, only to the extent Lpath has such rights under its agreement(s) with the applicable Third Party collaborator.

7.3                                Press Releases and Disclosure.

(a)          The proposed public announcement by the Parties of the execution of this Agreement is set forth on Schedule 7.3 hereto.

(b)         Each Party may make such public announcements or disclosures as are reasonably required to comply with applicable Law, including filings required to be made under applicable rule of a public securities exchange, or as required by court order.  In the event that either Party is reasonably required to make a public announcement or disclosure to comply with applicable Law, including filings required to be made under applicable rule of a public securities exchange, or as required by court order, the Party required to make such announcement or disclosure, if it legally may, shall give the other Party at least two days to review and comment on such disclosure.  If a Party is not legally able, or if it is not reasonably practicable, to give notice under the previous sentence, the disclosing Party shall disclose only that information reasonably required to be disclosed under Law and shall furnish the other Party with a copy of its disclosure as soon as practicable after the making thereof.  The Parties acknowledge that achievement of milestones for which Merck makes payments to Lpath hereunder is material to Lpath.

(c)          After the Development Transfer Date, Merck shall have the right to make any press releases with respect to Licensed Products in the Field as it chooses, in its sole discretion, provided that Lpath shall have the opportunity to review and comment upon any such press releases at least *** in advance of its release.  Except to the extent otherwise provided in Section 7.3(b), Merck shall not disclose information or data (or activities of Lpath, its Affiliates or licensees) concerning Ocular Products or other products containing Compounds outside the Field, or concerning Licensed Products that have reverted to Lpath without the prior written consent of Lpath.

(d)         After the Development Transfer Date, except to the extent otherwise provided in Section 7.3(b), Lpath shall not disclose information or data concerning

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Licensed Products in the Field (other than Licensed Products that have reverted to Lpath), or confidential information of Merck regarding Merck’s (or its Affiliates’ ***) activities regarding the foregoing without the prior written consent of Merck.

(e)          Each Party shall be entitled to include in a press release or public announcement the contents of any press release or public announcement has previously been made in accordance with this Section 7.3 (including the initial press release described in Section 7.3(a)), or other information that has previously been publicly disclosed.

ARTICLE 8
REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1                                Representations and Warranties of Both Parties.  Each Party represents and warrants to the other Party that, as of the Effective Date:

(a)           such Party is duly organized and validly existing under the Laws of the jurisdiction of its incorporation or organization;

(b)           such Party has taken all action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

(c)           this Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles.  The execution, delivery and performance of this Agreement by such Party does not conflict with, breach or create in any Third Party the right to accelerate, terminate or modify any agreement or instrument to which such Party is a party or by which such Party is bound, and does not violate any Law of any Governmental Body having authority over such Party;

(d)           no consent by any Third Party or Governmental Body is required with respect to the execution and delivery of this Agreement by either Party or the consummation by either Party of the transactions contemplated hereby; and

(e)           such Party has all right, power and authority to enter into this Agreement, to perform its obligations under this Agreement.

8.2                                Additional Representations and Warranties of Lpath. Lpath represents and warrants to Merck, as of the Effective Date that:

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(a)           To Lpath’s Knowledge, no claims have been asserted or threatened in writing by any Person (i) challenging the validity, effectiveness, enforceability, or ownership of Lpath Patents, and/or (ii) claiming that Lpath’s activities prior to the Effective Date in connection with the manufacture and Development of Licensed Products infringes any intellectual property right of any Person;

(b)           To the Knowledge of Lpath, there is no material unauthorized  use, infringement or misappropriation of any Lpath Technology related to Licensed Products by any employee or former employee, or any other Third Party;

(c)           To the Knowledge of Lpath, the Lpath Patents are not the subject of any litigation procedure, discovery process, interference, reisssue, reexamination, opposition, appeal proceedings or any other legal dispute;

(d)           Lpath has no Knowledge of any Patent Rights Controlled by Lpath as of the Effective Date (other than the Lpath Patents) that are directly related to, and are necessary for, the manufacture, use or sale of the Licensed Products in the Field;

(e)           Lpath has no Knowledge of any Know-How Controlled by Lpath as of the Effective Date (other than the Lpath Know-How) that is directly related to, and necessary for, the manufacture, use or sale of the Licensed Products in the Field;

(f)           it has the full right to provide the Lpath Materials to Merck and to transfer to Merck all right, title and interest in and to the Lpath Material to be provided to Merck pursuant to this Agreement;

(g)          all employees of Lpath who have performed any activities on its behalf in connection with research regarding the Compound have assigned to Lpath the whole of their rights in any intellectual property made, discovered or developed by them as a result of such  research, and no Third Party has any rights to any such intellectual property;

(h)          Lpath has sufficient right, title and interest in and to the Lpath Technology, by ownership or license, to convey to Merck the licenses and rights as set forth herein, and such licenses and rights do not conflict with any other agreement between Lpath and any Third Party, including, for greater certainty, Lpath’s Third Party collaborators for Compound and Licensed Products in the Field (who are listed in Schedule 7.2 attached hereto);

(i)           Lpath has the right, power and authority to grant to Merck the rights granted to Merck hereunder with respect to the Existing Third Party Agreements set forth on to Schedule 1.20.  In particular, the grant of such sublicense requires no consent, waiver or other action by any party to the Existing Third Party Agreements;

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(j)           As of the Effective Date, each of the Existing Third Party Agreements is in full force and effect and Lpath is not in breach or default in the performance of its obligations under any of the Existing Third Party Agreements.  Lpath has not received any notice from any Third Party of any breach, default or non-compliance of Lpath under the terms of any of the Existing Third Party Agreements.

(k)          Lpath has provided to Merck an accurate, true and complete copy of each of the Existing Third Party Agreements, as amended as of the Effective Date.  There have been no amendments or other modification to any of the Existing Third Party Agreements as of the Effective Date, except as have been disclosed to Merck in writing;  and

(l)           Lpath has provided to Merck or made available for Merck’s review all material information and data in Lpath’s Control as of the Effective Date in connection with the Licensed Product and the transactions contemplated under this Agreement upon Merck’s request.

8.3                                Lpath Covenants.  Lpath covenants to Merck that:

(a)           Lpath shall fulfill all of its obligations, including but not limited to its payment obligations, under any Existing Third Party Agreement;

(b)           Lpath shall not amend, waive or otherwise alter any of Lpath’s rights under any Existing Third Party Agreement in any manner that adversely affects the sublicense to Merck under such Existing Third Party Agreement as set forth in this Agreement. Lpath shall promptly notify Merck of any notice of default under, or termination or amendment of, any Existing Third Party Agreement;

(c)           Lpath shall not, for as long as Merck enjoys rights with respect to Licensed Products in and for the Field under this Agreement, grant rights in or with respect to any Licensed Product to any Third Party, in a manner inconsistent with the grants and other rights conveyed to Merck under this Agreement; and

(d)           For so long as Merck retains its exclusive license set forth in Section 2.1 (and provided that such license has not been *** as set forth in Section ***), Lpath shall not provide Licensed Products or Compounds to any Third Party for the conduct of activities in the Field (including those Third Party Collaborators set forth on Schedule 7.2 after the Effective Date) without the prior consent of Merck.  Notwithstanding the foregoing, Lpath may provide Licensed Products and Compounds and related biological materials to contract manufacturers and to Third Party researchers or service providers as reasonably necessary to conduct the Development Plan during the Initial Development Period, provided that Lpath notifies Merck’s representatives to the JSC and provides an opportunity for discussion prior to entering into any definitive agreement therefor.  For clarity,

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this Section 8.3(d) shall not be construed to restrict Lpath’s activities with respect to Compounds, Ocular Products or other products with respect to the conduct of activities outside the Field.

8.4                                Merck’s Covenants.  Merck covenants to Lpath that:

(a)           Merck shall not, and shall ensure that its Affiliates do not, exercise any of the license rights granted to Merck pursuant to Section 2.1 above prior to the Development Transfer Date, except as otherwise approved in writing in advance by Lpath;

(b)           Merck shall not, and shall ensure that its Affiliates*** and subcontractors do not, use any Lpath Materials (or modifications, derivatives or improvements of such Lpath Materials) or Lpath Know-How provided to Merck under this Agreement to research, Develop, manufacture or Commercialize any Ocular Products or any other product that is not a Licensed Product pursuant to this Agreement;

(c)           Merck shall not, and shall ensure that its Affiliates *** do not, (i) conduct any Clinical Trials for any Licensed Product for any Indication outside the Field or (ii) seek Regulatory Approval (including seeking labeling changes) for any Licensed Product for any Indication outside the Field;

(d)           Merck and its Affiliates shall use*** Commercially Reasonable Efforts to maintain a final formulation of each Licensed Product that is both (i) designed and intended for use in and for the Field and (ii) intended to minimize off-label uses;

(e)           Merck and its Affiliates shall use*** Commercially Reasonable Efforts not to distribute Licensed Products to ophthalmologists; and

(f)           Merck and its Affiliates shall conduct all activities in connection with the research, Development, manufacture, import, export, use and Commercialization of Compounds and/or Licensed Products in compliance with applicable Laws.

ARTICLE 9
INDEMNIFICATION AND INSURANCE

9.1                                Indemnification by Merck.  Merck shall indemnify, defend and hold Lpath and its Affiliates and each of their respective employees, officers, directors and agents (the “Lpath Indemnitees”) harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys’ fees) to the extent arising out of Third Party claims or suits related to (a) the development, manufacture, marketing, distribution, promotion, use or sale by Merck or its Affiliates, *** assignees, designees or agents, or their employees, contractors,

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agents or representatives, of any Licensed Product; (b) actions taken or omitted to be taken by Merck or its Affiliates, *** assignees, designees or agents, or their employees, contractors, agents or representatives, in performing its obligations under this Agreement; or (c) breach by Merck of its representations and warranties or its covenants set forth in Article 8; provided, however, that Merck’s obligations pursuant to this Section 9.1 shall not apply to the extent such claims or suits (i) result from the negligence or willful misconduct of any of the Lpath Indemnitees; (ii) arise out of breach by Lpath of its representations, warranties or covenants set forth in Article 8; (iii) are based on actions taken or omitted to be taken by Lpath or its Affiliates, sublicensees, assignees, designees or agents, or their employees, agents or representatives, in breach of its obligations with respect to activities which may be performed by Lpath under this Agreement; or (iv) arise from the manufacture, use or sale of Ocular Products (or other products outside the Field) by or under authority of Lpath or its Affiliates or licensees.

9.2           Indemnification by Lpath.   Lpath shall indemnify, defend and hold Merck and its Affiliates and each of their respective agents, employees, officers and directors (the “Merck Indemnitees”) harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorney’s fees) to the extent arising out of Third Party claims or suits related to (a) actions taken or omitted to be taken by Lpath or its Affiliates, sublicensees, assignees, designees or agents, or their employees, contractors, agents or representatives, in performing its obligations under this Agreement (including its performance of the Lpath Current Phase I Trial and any Ongoing Trial, whether prior to or after the Effective Date); (b) any research, development, manufacture, marketing, distribution, promotion, export, import, use or sale by Lpath or its Affiliates, sublicensees, assignees, designees or agents, or their employees, contractors, agents or representatives, of iSONEP™ or any other Ocular Products (or other products outside the Field); or (c) breach by Lpath of its representations, warranties or covenants set forth in Article 8; provided, however, that Lpath’s obligations pursuant to this Section 9.2 shall not apply to the extent such claims or suits (i) result from the negligence or willful misconduct of any of the Merck Indemnitees; (ii) arise out of a breach by Merck of its representations and warranties or its covenant set forth in Article 8; (iii) are based on actions taken or omitted to be taken by Merck or its Affiliates, *** assignees, designees or agents, or their employees, contractors, agents or representatives, in breach of its obligations with respect to activities which may be performed by Merck under this Agreement; or (iv) arise from the manufacture, use or sale of Licensed Products by or under authority of Merck or its Affiliates ***.

9.3           No Consequential Damages.  IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER IN CONTRACT,

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WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY BREACH THEREOF.

9.4           Notification of Claims; Conditions to Indemnification Obligations.  As a condition to a Party’s right to receive indemnification under this Article 9, it shall (a) promptly notify the other Party as soon as it becomes aware of a claim or suit for which indemnification may be sought pursuant hereto, (b) cooperate, and cause the individual indemnitees to cooperate, with the indemnifying Party in the defense, settlement or compromise of such claim or suit, and (c) permit the indemnifying Party to control the defense, settlement or compromise of such claim or suit, including the right to select defense counsel.  In no event, however, may the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of the indemnified Party or any indemnitee without the prior written consent of the indemnified Party. The indemnifying Party shall have no liability under this Article 9 with respect to claims or suits settled or compromised without its prior written consent.

9.5           Insurance.  During the Initial Development Period with respect to Lpath Development activities for Licensed Product under this Agreement, and with respect to any Ocular Products and other products containing Compounds outside the Field as long as Lpath is developing or commercializing the same, Lpath shall obtain and maintain, at its sole cost and expense, product liability insurance (including any self-insured arrangements) in amounts, that are reasonable and customary to cover its activities anticipated under this Agreement.  During the term of this Agreement, Merck shall obtain and maintain, at its sole cost and expense, product liability insurance (including any self-insured arrangements) in amounts that are reasonable and customary to cover its activities anticipated under this Agreement.  It is understood and agreed that this insurance shall not be construed to limit either Party’s liability with respect to its indemnification obligations hereunder.  Each Party shall provide to the other Party upon request documentation evidencing the insurance such Party is required to obtain and keep in force under this Section 9.5.

ARTICLE 10
TERM AND TERMINATION

10.1         Term and Expiration.  The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless earlier terminated as provided in this Article 10, shall continue in full force and effect, on a country-by-country and Licensed Product-by-Licensed Product basis until expiration of all royalty or other payment obligation in such country with respect to such Licensed Product, at which time this Agreement shall expire with respect to such Licensed Product in such country.  Upon expiration of the Royalty Term with respect to any Licensed Product, and provided that Merck has made all required payments and is

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not otherwise in breach of this Agreement, then as of the effective date of such expiration and on a Licensed Product-by-Licensed Product and a country-by-country basis, the license from Lpath to Merck under Section 2.1 shall convert to a *** license under the Lpath Technology to make, have made, use, import, export, offer for sale and sell such Licensed Product solely in and for the Field in the applicable country.

10.2         ***

10.3         Termination for No Delivery of Development Transfer Notice.  This Agreement shall immediately and automatically terminate in its entirety upon expiration of the Initial Development Period (as extended pursuant to the terms of this Agreement) in the event that Merck does not both (a) provide Lpath with a Development Transfer Notice as specified in Section 3.3 and (b) make the payments to Lpath pursuant to Section 5.4(a) and 5.5 herein, in each case within the timeframes specified therein.

10.4         ***

10.5         Termination upon Material Breach.

(a)   If a Party breaches any of its material obligations under the Agreement, the Party not in default may give to the breaching Party a written notice specifying the nature of the default, requiring it to cure such breach, and stating its intention to terminate this Agreement if such breach is not cured within *** (or, with respect to breach of a payment obligation under this Agreement, ***).  If such breach is not cured within *** (or, with respect to breach of a payment obligation under this Agreement, ***) after the receipt of such notice, the Party not in default shall be entitled to terminate this Agreement by written notice to the other Party.

(b)   In the event that Merck fails to fulfill its obligations under Section 3.14(a) (and does not cure such failure as provided in Section 10.5(a)), Lpath’s sole and exclusive remedy shall be to terminate this Agreement as provided in Section 10.5(a) above, provided that if such breach only relates to one or more specific countries, such termination shall only be with respect to such countries.  The foregoing shall not be construed to release Merck with respect to the obligations set forth in Section 10.7 (other than Section 10.7(c)) or Section 10.8.

(c)   Any dispute regarding an alleged material breach of this Agreement shall be resolved in accordance with Article 11 hereof.  In the event that the Party that has allegedly materially breached this Agreement disputes such breach and the resulting termination of this Agreement, then any consequences of termination described in this Article 10 shall only apply from and after such time as such termination has been upheld in a final judgment from which no appeal can be taken, or that is unappealed with the time allowed for appeal, or such time as the Party allegedly in material breach is no longer disputing such termination.

(d)   In the event Merck has the right to terminate this Agreement under Section 10.5(a) and it has been determined in a final judgment from which no appeal can be taken, or that is unappealed within the time allowed for appeal, that Lpath has breached a material obligation of this Agreement, Merck may elect not to terminate this Agreement, and Merck shall have the right, at its choice, to either (i) enforce against Lpath separately, or (ii) offset against its financial obligations hereunder, the amount of any damages resulting from such material breach by Lpath that are awarded to Merck pursuant to such final judgment .

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10.6         Competing Product Acquisition.  If Lpath (or one of its Affiliates or its successor in interest) acquires a Third Party that, among other products, has a Competing Product (as opposed to a scenario in which Lpath only acquires a Competing Product from a Third Party, which right Lpath shall not have during the Term of this Agreement), then Lpath shall deliver to Merck as soon as possible (and in any event within ***) after Lpath acquires such Third Party a written notification of Lpath’s election, in its sole discretion, either to divest or retain all of its rights, title and interest in and to such Competing Product, or to discontinue and cease all development in connection with such Competing Product.  If Lpath elects to retain such Competing Product and does not discontinue and cease all development in connection with such Competing Product, Merck shall have the right, at its sole discretion, upon *** notice to Lpath (and provided that Lpath does not cease all development in connection with, or divest, such Competing Product within such *** period) ***payments due to Lpath under Article 5***, and the provisions of Section 12.5 shall apply.  In the event that Lpath undergoes a Change of Control which results in Lpath being controlled by a Third Party that has a Competing Product, then Lpath shall not be under the obligation to divest such Competing Product, and Merck shall not have ***payments to Lpath under Article 5, but the provisions of Section 12.5 shall apply.

10.7         General Effects of Termination or Expiration.

(a)   Termination of Rights.    All licenses and rights granted by Lpath under this Agreement shall terminate immediately.

(b)   Accrued Obligations.   Expiration or termination of this Agreement for any reason shall not release either Party of any obligation or liability which, at the time of such expiration or termination, has already accrued to the other Party or which is attributable to a period prior to such expiration or termination.

(c)   Non-Exclusive Remedy.   Except as (and to the extent) otherwise provided in Section 10.5(b) with respect to termination for Merck’s breach of Section 3.14(a), termination of this Agreement by a Party shall be without prejudice to other remedies such Party may have at law or equity.

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(d)   General Survival.   The following provisions of this Agreement shall survive expiration or termination of this Agreement for any reason (but solely for the time periods provided in such Articles and Sections, if a time period is specified therein):  Articles 9 and 11; Sections 2.6, 2.7, 2.8, 5.11, 5.12. 5.13. 5.14, 5.15, 5.16, 5.18, 6.3, 6.4, 7.1, 10.7, 12.12 and 12.13; Lpath’s right of reference pursuant to Section 4.1 (until such time as the applicable regulatory filing is transferred to Lpath pursuant to the applicable termination provision); Sections 6.6 and 6.7 (solely with respect to litigation, if any, under the applicable section that was initiated prior to the effective date of termination); the various notice and reporting obligations set forth herein (until such time as the notice and reporting obligations applicable to the time period up to and including the effective date of such termination have been fulfilled).  Each of Sections 10.8, 10.9 and/or 10.10 shall survive the type(s) of terminations of this Agreement which are the subject of such section, as applicable.  Except as otherwise provided in this Article 10, all rights and obligations of the Parties under this Agreement shall terminate upon expiration or termination of this Agreement for any reason.

10.8         Specific Effects of Termination *** *** by Lpath pursuant to Section 10.5.  If *** Lpath terminates this Agreement pursuant to Section 10.5, the consequences set forth in Schedule 10.8 shall apply.

10.9         Specific Effects of Termination ***.  Upon termination of this Agreement pursuant to ***the obligation for Merck to make milestone payments to Lpath as provided for in Article 5 ***Development Milestone Payments during the Initial Development Period that have ***in accordance with Section 5.3 above ***  In addition, clauses (c), (d), and (g) of Schedule 10.8 shall apply to the extent, if any, such matters are applicable as of the effective date of such termination.

10.10      Partial Termination Under Section ***.  Upon termination of this Agreement under Section *** with respect to one or more ***, but not as to the entire Territory (each such terminated territory referred to as an “Affected Area”), then *** and Paragraph 2 of Schedule 10.8 shall each apply to the extent applicable to the Affected Area.

ARTICLE 11
DISPUTE RESOLUTION

11.1         Disputes.  The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights and/or obligations hereunder.  It is the objective of the Parties to establish procedures to facilitate the resolution of disputes relating to or arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation.  In the event that the Parties are unable to resolve such dispute within *** from the day that one Party had designated the issue as a dispute, then either Party shall

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have the right to escalate such matter to senior management as set forth in Section 11.2.

11.2         Escalation to Executive Officers.  Either Party may, by written notice to the other Party, request that a dispute that remained unresolved for a period of *** as set forth in Section 11.1 be resolved by the President of Merck’s pharmaceutical division (or his designee) (the “Merck Serono President”) and the Chief Executive Officer of Lpath (or his designee) (collectively, the “Executive Officers”), within *** of their first consideration of such dispute, but in all cases within *** after a Party’s written request for resolution by the Executive Officers.  If the Executive Officers cannot resolve such dispute within such *** period, either Party may proceed to enforce any and all of its rights with respect to such dispute in accordance with Section 11.3 or Section 11.4, as applicable.

11.3         Arbitration.  The Parties agree that, except for disputes to be submitted for expedited arbitration pursuant to Section 11.4, any dispute or controversy relating to or arising out of or in connection with this Agreement, or the validity, enforceability, construction, performance or breach hereof, which is not resolved under Section 11.2, shall be finally settled by binding arbitration under this Section 11.3 under the *** by a panel of three arbitrators, one appointed by each of the Parties, and the third elected by the two arbitrators so appointed, all in accordance with the rules thereof and the decisions of the arbitrator shall be final and binding on the Parties hereto.  The place of the arbitration proceeding shall be in ***.  The Parties agree that the decision shall be the sole, exclusive and binding remedy between them regarding determination of the matters presented to the arbitrators.  The costs of such arbitration, including administrative and arbitrator’s fees, shall be shared equally by the Parties, and each Party shall bear its own expenses and attorney’s fees incurred in connection with the arbitration.  The Parties shall use good faith efforts to complete arbitration under this Section 11.3 within *** following the initiation of such arbitration.  The arbitrator shall establish reasonable additional procedures to facilitate and complete such arbitration within such *** period.

11.4         Expedited Arbitration for Certain Matters.

(a)   The Parties agree that with respect to (i) any dispute described in Section *** regarding the reasonableness of ***, (each, an “Expedited Arbitration Issue”), such Expedited Arbitration Issue, if not resolved under Section 11.2, shall be finally settled by binding arbitration under this Section 11.4.  Arbitration pursuant to this Section 11.4 shall be conducted in accordance with the applicable rules of the *** (the “***”), except as modified in this Section 11.4.  Such arbitration shall be conducted in *** or such other location as the Parties may mutually agree.

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(b)   Upon written request of either Party, such matter shall be submitted to a single neutral arbitrator (the “Expedited Process Arbitrator”) who is (i) mutually acceptable to both Parties and (ii) recognized as an expert in the area of clinical development and regulatory approval of monoclonal antibody therapeutics.  If the Parties cannot agree upon such an Expedited Process Arbitrator within *** after written request of either Party to refer such matter to arbitration, then each Party shall (a) prepare and submit within *** a list of at least *** and no more than *** potential Expedited Process Arbitrators with appropriate qualifications, and the *** administrator shall select the Expedited Process Arbitrator from such lists.

(c)   For disputes under Section ***, within *** after, and otherwise *** after, selecting the Expedited Process Arbitrator, each Party shall present the Expedited Process Arbitrator with evidence and arguments as to the Expedited Arbitration Issue(s) presented.  For disputes under Section ***, within *** after, and otherwise within *** after, selection of the Expedited Process Arbitrator, the Expedited Process Arbitrator shall issue a written determination and select the position of either one Party or the other as to each Expedited Arbitration Issue in dispute (i.e., whether ***).

(d)   The Expedited Process Arbitrator’s determination shall be final and binding upon the Parties as to each Expedited Arbitration Issue presented, but all other determinations (if any) made by the Expedited Process Arbitrator shall be non-binding (except as provided in the following sentence).  The Parties shall divide equally the administrative charges, arbitrator’s fees and related expenses of arbitration under this Section 11.4, but each Party shall pay its own attorneys’ fees incurred in connection therewith; provided, however, that if the Expedited Process Arbitrator determines that the non-prevailing Party acted unreasonably or without good faith in disputing the matters or circumstances at issue, then the Expedited Process Arbitrator may, in his or her discretion, require that the non-prevailing Party pay all of the administrative charges, arbitrator’s fees and related expenses of such arbitration as, well as the reasonable attorneys’ fees and other out-of-pocket costs, incurred by the prevailing Party in connection with such issues.

11.5         Provisional Remedies.  Nothing in this Agreement shall limit the right of either Party to seek to obtain in any court of competent jurisdiction any equitable or interim relief or provisional remedy, including injunctive relief, pending resolution under Section 11.1, 11.2, 11.3 or 11.4 as applicable, that may be necessary to protect the rights or property of that Party.  Seeking or obtaining such equitable or interim relief or provisional remedy in a court shall not be deemed a waiver of the agreement to arbitrate.  For clarity, any such equitable remedies shall be cumulative and not exclusive and are in addition to any other remedies that either Party may have under this Agreement or applicable Law.

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ARTICLE 12
MISCELLANEOUS PROVISIONS

12.1         Relationship of the Parties.  Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, joint venture or employer-employee relationship between the Parties.

12.2         Assignment.

(a)   Except as expressly provided herein, neither this Agreement nor any interest hereunder shall be assignable, nor any other obligation delegable, by either Party without the prior written consent of the other Party (not to be unreasonably withheld or delayed).  Notwithstanding the foregoing, either Party may assign this Agreement without the consent of the other Party to (a) any Affiliate or (b) a successor to substantially all of the business of the assigning Party to which this Agreement relates, whether by merger, sale of stock, sale of assets or similar transaction, operation of law or otherwise.

(b)   No assignment under this Section 12.2 shall relieve the assigning Party of any of its responsibilities or obligations hereunder and provided, further, that as a condition of such assignment, the assignee shall agree to be bound by all obligations of the assigning Party hereunder.

(c)   This Agreement shall be binding upon the successors and permitted assigns of the Parties.

(d)   Any assignment not in accordance with this Section 12.2 shall be void.

12.3         Performance by Affiliates.  Merck shall have the right to have any of its obligations hereunder performed, or its rights hereunder exercised, by, any of its Affiliates and the performance of such obligations by any such Affiliate(s) shall be deemed to be performance by Merck; provided, however, Merck shall be responsible for ensuring the performance of its obligations under this Agreement and that any failure of any Affiliate performing obligations of Merck hereunder shall be deemed to be a failure by Merck to perform such obligations.

12.4         Protection under Section 365(n) US Bankruptcy Code.  All rights and licenses granted under or pursuant to this Agreement by Lpath are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, if applicable, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that Merck, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against Lpath under the U.S. Bankruptcy Code, Merck shall be entitled to a complete

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duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in Merck’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon Merck’s written request therefor, unless Lpath elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a), following the rejection of this Agreement by Lpath upon written request therefor by Merck.

12.5         Change of Control. In the event of a Change of Control of Lpath involving a Merck Competitor or the acquisition by Lpath of a Competing Product, then as from the date of such Change of Control or acquisition, Merck shall cease to have any reporting obligations pursuant to Section 3.15.  For clarity, Merck’s obligations to provide royalty reports pursuant to Section 5.13 shall survive a Change of Control of Lpath.

12.6         Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

12.7         Accounting Procedures.  Each Party shall calculate all amounts hereunder and perform other accounting procedures required hereunder and applicable to it in accordance with either, as applicable (a) United States generally accepted accounting principles (US GAAP) or (b) International Financial Reporting Standard (IFRS), whichever is normally used by such Party to calculate its financial position, and in each case consistently applied by such Party.

12.8         Force Majeure.  Neither Party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by acts of God, earthquake, riot, civil commotion, terrorism, war, strikes or other labor disputes, fire, flood, failure or delay of transportation, default by suppliers or unavailability of raw materials, governmental acts or restrictions or any other reason which is beyond the control of the respective Party.  The Party affected by force majeure shall provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and will use Commercially Reasonable Efforts to overcome the difficulties created thereby and to resume performance of its obligations hereunder as soon as practicable.  If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than one hundred eighty (180) days, the Parties hereto will consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.

12.9         No Trademark Rights.  No right, express or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name or

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trademark of the other Party in connection with the performance of this Agreement or otherwise, except as otherwise provided in Section 3.16.

12.10       Entire Agreement of the Parties; Amendments.  This Agreement and the schedules and exhibits hereto constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in a writing referencing this Agreement and signed by a duly authorized officer of each Party.

12.11       Captions.  The captions to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

12.12       Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of ***, excluding the application of any conflict of laws principles that would require application of ***; provided, however, that matters of intellectual property law shall be determined in accordance with the national intellectual property laws relevant to the intellectual property at issue.

12.13       Notices and Deliveries.  Any notice, request, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by facsimile (receipt verified) or by express courier service (signature required) to the Party to which it is directed at its address or facsimile number shown below or such other address or facsimile number as such Party shall have last given by notice to the other Party.

If to Merck, addressed to:

Merck KGaA

c/o Merck Serono International S.A.

9, Chemin des Mines

1202 Geneva

Switzerland

Attn:  Alliance Management

Facsimile:  ***

***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

With a copy to:

Merck KGaA

Frankfurter Strasse 250
D-64293 Darmstadt
Germany
Attn:  Merck Serono Legal Department

Facsimile:  ***

If to Lpath, addressed to:

LPATH, Inc.

6335 Ferris Square, Suite A

San Diego, CA  92121

Attention:   President and CEO

12.14                  Waiver.  A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition hereof.  All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

12.15      Rights of Third Parties.  The Parties to this Agreement do not intend that any term of this Agreement shall be enforceable by virtue of *** or otherwise by any Person who is not a Party to this Agreement.

12.16      Severability.  When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.  The Parties shall make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.

12.17      Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument.  A facsimile copy of this Agreement, including the signature pages, will be deemed an original.

***CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.

LPATH, Inc.	MERCK KGaA

By:	By:

Name:	Name:

Title:	Title:

By:	By:

Name:	Name:

Title:	Title: